UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number:     811-22707

Cohen & Steers Limited Duration Preferred and Income Fund, Inc.

(Exact name of registrant as specified in charter)

280 Park Avenue, New York, NY 10017

(Address of principal executive offices) (Zip code)

Dana A. DeVivo

Cohen & Steers Capital Management, Inc.

280 Park Avenue

New York, New York 10017

(Name and address of agent for service)

Registrant’s telephone number, including area code:    (212) 832-3232

Date of fiscal year end:    December 31

Date of reporting period:    June 30, 2020

Item 1. Reports to Stockholders.

COHEN & STEERS LIMITED DURATION PREFERRED AND INCOME FUND, INC.

To Our Shareholders:

We would like to share with you our report for the six months ended June 30, 2020. The total returns for Cohen & Steers Limited Duration Preferred and Income Fund, Inc. (the Fund) and its comparative benchmarks were:

Six Months Ended June 30, 2020
Cohen & Steers Limited Duration Preferred and Income Fund at Net Asset Value[a]	–9.13%
Cohen & Steers Limited Duration Preferred and Income Fund at Market Value[a]	–10.64%
ICE BofA US Capital Securities Index[b]	0.93%
Blended Benchmark—60% ICE BofA US IG Institutional Capital Securities Index/20% ICE BofA 7% Constrained Adjustable Rate Preferred Securities Index/20% Bloomberg Barclays Developed Market USD Contingent Capital Index[b]	–1.42%
Bloomberg Barclays US Aggregate Bond Index[b]	6.14%

The performance data quoted represent past performance. Past performance is no guarantee of future results. The investment return and the principal value of an investment will fluctuate and shares, if sold, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance results reflect the effects of leverage, resulting from borrowings under a credit agreement. Current total returns of the Fund can be obtained by visiting our website at cohenandsteers.com. The Fund’s returns assume the reinvestment of all dividends and distributions at prices obtained under the Fund’s dividend reinvestment plan. Index performance does not reflect the deduction of any fees, taxes or expenses. An investor cannot invest directly in an index. Performance figures for periods shorter than one year are not annualized.

Managed Distribution Policy

The Fund, acting in accordance with an exemptive order received from the U.S. Securities and Exchange Commission (SEC) and with approval of its Board of Directors (the Board), adopted a managed distribution policy under which the Fund intends to include long-term capital gains, where applicable, as part of the regular monthly cash distributions to its shareholders (the Plan). The Plan gives the Fund greater flexibility to realize long-term capital gains and to distribute those gains on a regular monthly basis. In accordance with the Plan, the Fund distributed $0.156 per share on a monthly basis through June 30, 2020. Effective July 2020, the Fund distributes $0.143 per share on a monthly basis.

[a]	As a closed-end investment company, the price of the Fund’s exchange-traded shares will be set by market forces and can deviate from the net asset value (NAV) per share of the Fund.
[b]	For benchmark descriptions, see page 4.

COHEN & STEERS LIMITED DURATION PREFERRED AND INCOME FUND, INC.

The Fund may pay distributions in excess of the Fund’s investment company taxable income and net realized gains. This excess would be a return of capital distributed from the Fund’s assets. Distributions of capital decrease the Fund’s total assets and, therefore, could have the effect of increasing the Fund’s expense ratio. In addition, in order to make these distributions, the Fund may have to sell portfolio securities at a less than opportune time.

Shareholders should not draw any conclusions about the Fund’s investment performance from the amount of these distributions or from the terms of the Fund’s Plan. The Fund’s total return based on NAV is presented in the table above as well as in the Financial Highlights table.

The Plan provides that the Board may amend or terminate the Plan at any time without prior notice to Fund shareholders; however, at this time, there are no reasonably foreseeable circumstances that might cause the termination. The termination of the Plan could have the effect of creating a trading discount (if the Fund’s stock is trading at or above NAV) or widening an existing trading discount.

Market Review

Returns for limited duration preferred securities were modestly negative for the six-months ending June 30, 2020, in what was a volatile period for credit and equity markets. Preferreds and other credit-sensitive fixed income segments initially rose on signs of accelerating growth and an easing of trade tensions between the U.S. and China. However, the economic shock from efforts to combat COVID-19 drove credit spreads sharply wider in February and March, resulting in steep losses for preferreds and other credit securities. Equity markets registered double-digit declines.

As the pandemic spread beyond China’s borders into communities around the world, markets reacted powerfully to stay-at-home orders that forced many businesses to close. In the U.S., mass layoffs led to unemployment levels not seen since the Great Depression nearly a century ago. Global financial markets broadly retreated on the uncertain outlook and worries that, without sufficient fiscal and monetary policy actions, the halt to economic activity could lead to a liquidity-driven credit crisis.

Markets began a strong rebound in late March in response to highly supportive fiscal and monetary measures introduced by governments and central banks around the globe at a pace and size that eclipsed programs initiated following the financial crisis. Investors grew more optimistic as countries began to relax stay-at-home orders and as economic indicators began to improve. Credit spreads narrowed significantly, and low rates further supported spreads via keen investor interest in income securities. However, except for the highest quality issues, positive returns in the second quarter were not enough to overcome declines in the first quarter.

The recovery in credit markets was fueled in part by the Federal Reserve and European Central Bank buying bonds—including corporates—which provided liquidity to the market and helped to remove tail-risk for investors. The programs helped to renew investor confidence and sparked a wave of new debt issuance, allowing companies to repair balance sheets by refinancing debt at low rates.

Fund Performance

The Fund had a negative total return in the period and underperformed its blended benchmark on both a market price and NAV basis.

COHEN & STEERS LIMITED DURATION PREFERRED AND INCOME FUND, INC.

At the worst point in March, markets appeared to be pricing in a banking crisis, and banking preferreds declined nearly as much as bank common equities. Those concerns occurred despite banks having exercised much stricter lending standards since the 2008 global financial crisis, and with bank capital approximately three times greater than a decade ago. Since 2008, banks have been required to maintain more capital protection for risky assets, which has changed business models, generally reducing capital market risks and making earnings more stable. The Fund’s security selection in the banking sector detracted from relative performance. This included overweight or out-of-index allocations to certain contingent capital securities from European banks that underperformed in part due to concerns the issuers could be forced to suspend preferred distributions. But despite substantial increases in banks’ loan-loss provisions this year, most banks remained profitable in the first quarter, and regulatory capital ratios remained well above required minimums. Also, while EU bank regulators recommended that banks not pay common dividends or buy back stock, they repeatedly stated that preferred payments should be treated differently than common equity dividends.

The insurance sector, another large issuer of preferreds, proved to be largely buffered from the economic fallout from the pandemic. For instance, property & casualty insurance policies typically include virus exclusion clauses. The portfolio’s security selection in the insurance sector detracted from relative performance, due in part to our underweight or avoidance of certain very high-quality securities from Japan-based companies that outperformed.

Returns for issues from utilities were essentially flat. While companies experienced reduced sales from commercial and industrial customers during the shutdown, these were partially recouped from increased residential usage amid work-from-home policies. The portfolio’s security selection in the utility sector modestly detracted from relative performance.

Pipeline preferreds underperformed amid a sharp decline in oil prices resulting from a price war among oil exporters and substantially reduced energy demand due to travel restrictions. The twin shocks raised concerns about midstream asset throughput volumes, cash flows and contract counterparty risk. Those concerns largely abated as prices for crude oil rebounded as the Organization of the Petroleum Exporting Countries and its partners agreed to historic production cuts and as energy demand picked up as economies reopened. The portfolio’s security selection and overweight in the pipeline sector hindered relative performance.

Impact of Leverage on Fund Performance

The Fund employs leverage as part of a yield-enhancement strategy. Leverage, which can increase total return in rising markets (just as it can have the opposite effect in declining markets), significantly detracted from the Fund’s performance for the six-month period ended June 30, 2020.

Impact of Derivatives on Fund Performance

In connection with its use of leverage, the Fund pays interest on borrowings based on a floating rate under the terms of its credit agreement. To reduce the impact that an increase in interest rates could have on the performance of the Fund with respect to these borrowings, the Fund used interest rate swaps to exchange a significant portion of the floating rate for a fixed rate. The Fund’s use of swaps detracted significantly from the Fund’s performance for the six-month period ended June 30, 2020.

COHEN & STEERS LIMITED DURATION PREFERRED AND INCOME FUND, INC.

The Fund used derivatives in the form of forward foreign currency exchange contracts for managing currency risk on certain Fund positions denominated in foreign currencies. These instruments did not have a material effect on the Fund’s total return for the six-month period ended June 30, 2020.

Sincerely,

WILLIAM F. SCAPELL Portfolio Manager	ELAINE ZAHARIS-NIKAS Portfolio Manager

Benchmark Descriptions

The ICE BofA US Capital Securities Index is a subset of ICE BofA US Corporate Index including securities with deferrable coupons. The ICE BofA US IG Institutional Capital Securities Index tracks the performance of US dollar denominated investment-grade hybrid capital corporate and preferred securities publicly issued in the US domestic market. The ICE BofA 7% Constrained Adjustable Rate Preferred Securities Index tracks the performance of US dollar-denominated investment-grade floating-rate preferred securities publicly issued in the US domestic market, but with issuer exposure capped at 7%. The Bloomberg Barclays Developed Market USD Contingent Capital Index includes hybrid capital securities in developed markets with explicit equity conversion or write down loss absorption mechanisms that are based on an issuer’s regulatory capital ratio or other explicit solvency-based triggers. The Bloomberg Barclays US Aggregate Bond Index is a broad-market measure of the U.S. dollar-denominated investment-grade fixed-rate taxable bond market. The index includes Treasuries, government-related and corporate securities, mortgage-backed securities, asset-backed securities, and commercial mortgage-backed securities. Benchmark returns are shown for comparative purposes only and may not be representative of the Fund’s portfolio.

The views and opinions in the preceding commentary are subject to change without notice and are as of the date of the report. There is no guarantee that any market forecast set forth in the commentary will be realized. This material represents an assessment of the market environment at a specific point in time, should not be relied upon as investment advice and is not intended to predict or depict performance of any investment.

Visit Cohen & Steers online at cohenandsteers.com

For more information about the Cohen & Steers family of mutual funds, visit cohenandsteers.com. Here you will find fund net asset values, fund fact sheets and portfolio highlights, as well as educational resources and timely market updates.

Our website also provides comprehensive information about Cohen & Steers, including our most recent press releases, profiles of our senior investment professionals and their investment approach to each asset class. The Cohen & Steers family of mutual funds specializes in liquid real assets, including real estate securities, listed infrastructure and natural resource equities, as well as preferred securities and other income solutions.

COHEN & STEERS LIMITED DURATION PREFERRED AND INCOME FUND, INC.

Our Leverage Strategy

(Unaudited)

Our current leverage strategy utilizes borrowings up to the maximum permitted by the Investment Company Act of 1940 to provide additional capital for the Fund, with an objective of increasing net income available for shareholders. As of June 30, 2020, leverage represented 32% of the Fund’s managed assets.

Through a combination of variable rate financing and interest rate swaps, the Fund has locked in interest rates on a significant portion of this additional capital through 2026 (where we effectively reduce our variable rate obligation and lock in our fixed rate obligation over various terms). Locking in a significant portion of our leveraging costs is designed to protect the dividend-paying ability of the Fund. The use of leverage increases the volatility of the Fund’s NAV in both up and down markets. However, we believe that locking in portions of the Fund’s leveraging costs for the various terms partially protects the Fund’s expenses from an increase in short-term interest rates.

Leverage Factsa,b

Leverage (as a % of managed assets)	32%
% Variable Rate Financing	14%
Variable Rate	1.0%
% Fixed Rate Financing[c]	86%
Weighted Average Rate on Fixed Financing	2.1%
Weighted Average Term on Fixed Financing	3.8 years

The Fund seeks to enhance its dividend yield through leverage. The use of leverage is a speculative technique and there are special risks and costs associated with leverage. The NAV of the Fund’s shares may be reduced by the issuance and ongoing costs of leverage. So long as the Fund is able to invest in securities that produce an investment yield that is greater than the total cost of leverage, the leverage strategy will produce higher current net investment income for shareholders. On the other hand, to the extent that the total cost of leverage exceeds the incremental income gained from employing such leverage, shareholders would realize lower net investment income. In addition to the impact on net income, the use of leverage will have an effect of magnifying capital appreciation or depreciation for shareholders. Specifically, in an up market, leverage will typically generate greater capital appreciation than if the Fund were not employing leverage. Conversely, in down markets, the use of leverage will generally result in greater capital depreciation than if the Fund had been unlevered. To the extent that the Fund is required or elects to reduce its leverage, the Fund may need to liquidate investments, including under adverse economic conditions which may result in capital losses potentially reducing returns to shareholders. There can be no assurance that a leveraging strategy will be successful during any period in which it is employed.

[a]	Data as of June 30, 2020. Information is subject to change.
[b]	See Note 7 in Notes to Financial Statements.
[c]	Represents fixed payer interest rate swap contracts on variable rate borrowing.

COHEN & STEERS LIMITED DURATION PREFERRED AND INCOME FUND, INC.

June 30, 2020

Top Ten Holdingsa

(Unaudited)

Security	Value	% of Managed Assets

Mellon Capital IV, 4.00%, Series 1 (FRN)	$25,802,426	2.6
US Bancorp, 3.50%, Series A (FRN)	19,778,112	2.0
Credit Suisse Group AG, 7.50%, 144A (Switzerland)	16,009,917	1.6
Emera, Inc., 6.75%, due 6/15/76, Series 16-A (Canada)	15,403,886	1.6
JPMorgan Chase & Co., 6.75%, Series S	14,405,172	1.5
MetLife, Inc., 9.25%, due 4/8/38, 144A	14,302,219	1.5
UBS Group Funding Switzerland AG, 7.125% (Switzerland)	13,287,742	1.4
Bank of America Corp., 5.875%, Series FF	13,194,370	1.3
Bank of America Corp., 6.50%, Series Z	12,970,551	1.3
Transcanada Trust, 5.50%, due 9/15/79 (Canada)	12,890,260	1.3

[a]

Top ten holdings (excluding short-term investments and derivative instruments) are determined on the basis of the value of individual securities held. The Fund may also hold positions in other securities issued by the companies listed above. See the Schedule of Investments for additional details on such other positions.

Sector Breakdownb

(Based on Managed Assets)

(Unaudited)

[b]	Excludes derivative instruments.

COHEN & STEERS LIMITED DURATION PREFERRED AND INCOME FUND, INC.

SCHEDULE OF INVESTMENTS

June 30, 2020 (Unaudited)

		Shares	Value
EXCHANGE-TRADED FUNDS—PREFERRED FUNDS	0.4%
iShares Preferred & Income Securities ETF		71,712	$2,484,104

TOTAL EXCHANGE-TRADED FUNDS (Identified cost—$2,484,165)			2,484,104

PREFERRED SECURITIES—$25 PAR VALUE	13.2%
BANKS	5.5%
Citigroup Capital XIII, 7.13% (3 Month US LIBOR + 6.37%), due 10/30/40 (FRN)[a]		135,624	3,594,036
Citigroup, Inc., 7.125% to 9/30/23, Series Jb,c		184,463	4,906,716
Citizens Financial Group, Inc., 6.35% to 4/6/24, Series Db,c		99,733	2,512,274
GMAC Capital Trust I, 6.177% (3 Month US LIBOR + 5.785%), due 2/15/40, Series 2 (TruPS) (FRN)[a]		206,660	4,633,317
PNC Financial Services Group, Inc./The, 6.125% to 5/1/22, Series Pb,c		106,877	2,810,865
Regions Financial Corp., 6.375% to 9/15/24, Series Bb,c		64,000	1,589,760
Regions Financial Corp., 5.70% to 5/15/29, Series Cb,c		230,327	5,682,167
Synovus Financial Corp., 5.875% to 7/1/24, Series Eb,c		70,522	1,533,853
US Bancorp, 6.50% to 1/15/22, Series Fb,c		82,210	2,144,037
Wells Fargo & Co., 5.85% to 9/15/23, Series Qb,c		153,797	3,808,014
Wells Fargo & Co., 6.625% to 3/15/24, Series Rb,c		123,344	3,276,017

			36,491,056

FINANCIAL	1.5%
DIVERSIFIED FINANCIAL SERVICES	0.5%
Synchrony Financial, 5.625%, Series Ac		172,286	3,681,752

INVESTMENT BANKER/BROKER	1.0%
Morgan Stanley, 4.00% (3 Month US LIBOR + 0.70%, Floor 4.00%), Series A (FRN)[a,c]		59,556	1,243,529
Morgan Stanley, 6.375% to 10/15/24, Series Ib,c		204,994	5,315,495

			6,559,024

TOTAL FINANCIAL			10,240,776

INDUSTRIALS—CHEMICALS	2.0%
CHS, Inc., 7.10% to 3/31/24, Series 2[b,c]		187,310	4,519,790
CHS, Inc., 6.75% to 9/30/24, Series 3[b,c]		129,600	3,087,072
CHS, Inc., 7.50%, Series 4[c]		212,961	5,488,005

			13,094,867

See accompanying notes to financial statements.

COHEN & STEERS LIMITED DURATION PREFERRED AND INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2020 (Unaudited)

		Shares	Value
INSURANCE	2.1%
LIFE/HEALTH INSURANCE	1.0%
Athene Holding Ltd., 6.35% to 6/30/29, Series Ab,c		145,474	$3,546,656
Athene Holding Ltd., 6.375% to 6/30/25, Series Cb,c		117,478	2,966,319

			6,512,975

LIFE/HEALTH INSURANCE—FOREIGN	1.1%
Aegon NV, 4.00% , (3 Month US LIBOR + 0.875%, Floor 4.00%) (3 Month US LIBOR + 0.875%, Floor 4.00%), Series 1 (FRN) (Netherlands)[a,c]		339,074	7,357,906

TOTAL INSURANCE			13,870,881

PIPELINES	1.4%
Energy Transfer Operating LP, 7.625% to 8/15/23, Series Db,c		229,380	4,463,735
Energy Transfer Operating LP, 7.60% to 5/15/24, Series Eb,c		247,935	5,097,543

			9,561,278

UTILITIES—MULTI-UTILITIES	0.4%
NiSource, Inc., 6.50% to 3/15/24, Series Bb,c		104,000	2,684,240

UTILITIES—FOREIGN	0.3%
Algonquin Power & Utilities Corp., 6.875% to 10/17/23, due 10/17/78 (Canada)[b]		35,693	936,941
Algonquin Power & Utilities Corp., 6.20% to 7/1/24, due 7/1/79, Series 19-A (Canada)[b]		53,552	1,400,921

			2,337,862

TOTAL PREFERRED SECURITIES—$25 PAR VALUE (Identified cost—$92,544,766)			88,280,960

		Principal Amount
PREFERRED SECURITIES—CAPITAL SECURITIES	128.6%
AUTO—FOREIGN	0.1%
Volkswagen International Finance NV, 3.875% to 6/17/29 (Germany)[b,d]		$400,000	442,442

See accompanying notes to financial statements.

COHEN & STEERS LIMITED DURATION PREFERRED AND INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2020 (Unaudited)

		Principal Amount		Value
BANKS	43.9%
AgriBank FCB, 6.875% to 1/1/24[b,c]		$36,200	†	$3,837,200
BAC Capital Trust XIV, 4.00% (3 Month US LIBOR + 0.40%, Floor 4.00%), Series G (FRN)[a,c]		6,109,000		5,470,945
Bank of America Corp., 6.10% to 3/17/25, Series AAb,c		8,575,000		9,052,585
Bank of America Corp., 5.875% to 3/15/28, Series FFb,c		12,891,000		13,194,370
Bank of America Corp., 6.25% to 9/5/24, Series Xb,c		4,910,000		5,092,048
Bank of America Corp., 6.50% to 10/23/24, Series Zb,c		12,047,000		12,970,551
Bank of New York Mellon Corp./The, 4.70% to 9/20/25, Series Gb,c		1,786,000		1,861,905
Citigroup, Inc., 5.90% to 2/15/23[b,c]		10,600,000		10,545,622
Citigroup, Inc., 5.95% to 5/15/25, Series Pb,c		9,463,000		9,414,115
Citigroup, Inc., 5.95% to 8/15/20, Series Qb,c		2,030,000		1,920,715
Citigroup, Inc., 6.25% to 8/15/26, Series Tb,c		7,261,000		7,709,040
Citigroup, Inc., 5.00% to 9/12/24, Series Ub,c		1,938,000		1,827,746
Citizens Financial Group, Inc., 5.65% to 10/6/25, Series Fb,c		1,977,000		2,009,126
CoBank ACB, 6.25% to 10/1/22, Series Fb,c		117,000	†	12,065,625
CoBank ACB, 6.125%, Series Gc		32,250	†	3,249,188
CoBank ACB, 6.25% to 10/1/26, Series Ib,c		5,755,000		5,755,000
Comerica, Inc., 5.625% to 7/1/25[b,c]		3,220,000		3,275,706
Corestates Capital III, 0.962% (3 Month US LIBOR + 0.57%), due 2/15/27, 144A (TruPS) (FRN)[a,e]		1,280,000		1,108,702
Dresdner Funding Trust I, 8.151%, due 6/30/31, 144Ae		5,230,280		7,208,225
Farm Credit Bank of Texas, 6.75% to 9/15/23, 144Ab,c,e		67,500	†	7,087,500
Farm Credit Bank of Texas, 10.00%, Series 1[c]		7,500	†	7,575,000
First Horizon Bank, 5.75%, due 5/1/30		2,000,000		2,109,840
First Horizon Bank, 3.75% (3 Month US LIBOR + 0.85%), 144A (FRN)[a,c,e]		13,750	†	9,281,250
Goldman Sachs Capital II, 4.00% (3 Month US LIBOR + 0.768%, Floor 4.00%) (FRN)[a,c]		3,702,000		3,121,730
Goldman Sachs Group, Inc./The, 4.37% (3 Month US LIBOR + 3.922%), Series M (FRN)[c]		5,000,000		4,633,540
Goldman Sachs Group, Inc./The, 5.50% to 8/10/24, Series Qb,c		4,170,000		4,325,616
Goldman Sachs Group, Inc./The, 4.95% to 2/10/25, Series Rb,c		1,011,000		966,470

See accompanying notes to financial statements.

COHEN & STEERS LIMITED DURATION PREFERRED AND INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2020 (Unaudited)

		Principal Amount		Value
Huntington Bancshares, Inc., 5.625% to 7/15/30, Series Fb,c		$2,164,000		$2,242,986
JPMorgan Chase & Co., 5.00% to 8/1/24, Series FFb,c		3,000,000		2,888,031
JPMorgan Chase & Co., 6.75% to 2/1/24, Series Sb,c		13,374,000		14,405,172
JPMorgan Chase & Co., 6.10% to 10/1/24, Series Xb,c		10,200,000		10,459,260
Mellon Capital IV, 4.00% (3 Month US LIBOR + 0.565%, Floor 4.00%), Series 1 (FRN)[a,c]		28,285,000		25,802,426
PNC Financial Services Group, Inc., 6.75% to 8/1/21, Series Ob,c		2,171,000		2,155,048
Regions Financial Corp., 5.75% to 6/15/25, Series Db,c		1,948,000		2,009,946
Truist Bank, 4.00% (3 Month US LIBOR + 0.645%, Floor 4.00%), Series J (FRN)[a,c]		4,000,000		3,387,120
Truist Bank, 0.963% (3 Month US LIBOR + 0.650%), due 3/15/28 (FRN)[a]		3,185,000		2,730,139
Truist Financial Corp., 5.125% to 12/15/27, Series Mb,c		5,935,000		5,732,388
Truist Financial Corp., 4.80% to 9/01/24, Series Nb,c		5,073,000		4,676,939
Truist Financial Corp., 4.95% to 9/1/25, Series Pb,c		6,954,000		7,127,850
Truist Financial Corp., 5.10% to 3/1/30, Series Qb,c		9,110,000		9,429,761
US Bancorp, 3.50% (3 Month US LIBOR + 1.020%, Floor 3.50%), Series A (FRN)[a,c]		24,747	†	19,778,112
Wachovia Capital Trust II, 1.719% (3 Month US LIBOR + 0.50%), due 1/15/27 (FRN)[a]		2,550,000		2,223,102
Wachovia Capital Trust III, 5.57% (3 Month US LIBOR + 0.930%, Floor 5.57%) (FRN)[a,c]		7,086,000		7,045,752
Wells Fargo & Co., 7.95%, due 11/15/29, Series B		445,000		587,182
Wells Fargo & Co., 5.95%, due 12/15/36		5,893,000		7,107,825
Wells Fargo & Co., 5.90% to 6/15/24, Series Sb,c		3,671,000		3,645,383
Wells Fargo & Co., 5.875% to 6/15/25, Series Ub,c		2,892,000		3,011,575

				293,115,357

BANKS—FOREIGN	43.5%
Australia & New Zealand Banking Group Ltd./United Kingdom, 6.75% to 6/15/26, 144A (Australia)[b,c,e,f]		3,000,000		3,330,645
Banco Bilbao Vizcaya Argentaria SA, 6.50% to 3/5/25, Series 9 (Spain)[b,c,f]		5,200,000		5,050,611
Banco Bilbao Vizcaya Argentaria SA, 8.875% to 4/14/21 (Spain)[b,c,d,f]		2,800,000		3,259,636
Banco BPM SpA, 6.125% to 1/21/25 (Italy)[b,c,d,f]		2,200,000		1,884,670

See accompanying notes to financial statements.

COHEN & STEERS LIMITED DURATION PREFERRED AND INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2020 (Unaudited)

	Principal Amount	Value
Banco de Sabadell SA, 6.50% to 5/18/22 (Spain)[b,c,d,f]	$600,000	$557,329
Banco Santander SA, 7.50% to 2/8/24 (Spain)[b,c,d,f]	2,400,000	2,506,824
Bank of China Hong Kong Ltd., 5.90% to 9/14/23, 144A (Hong Kong)[b,c,e]	7,900,000	8,442,414
Bank of Ireland Group PLC, 7.50% to 5/19/25 (Ireland)[b,c,d,f]	2,400,000	2,834,765
Bank of Nova Scotia/The, 4.90% to 6/4/25 (Canada)[b,c]	4,420,000	4,422,762
Barclays PLC, 7.125% to 6/15/25 (United Kingdom)[b,c,f]	3,400,000	4,177,132
Barclays PLC, 7.875% to 3/15/22 (United Kingdom)[b,c,d,f]	6,000,000	6,115,440
Barclays PLC, 8.00% to 6/15/24 (United Kingdom)[b,c,f]	3,200,000	3,317,682
BNP Paribas SA, 6.625% to 3/25/24, 144A (France)[b,c,e,f]	6,528,000	6,683,040
BNP Paribas SA, 6.75% to 3/14/22, 144A (France)[b,c,e,f]	1,000,000	1,017,810
BNP Paribas SA, 7.00% to 8/16/28, 144A (France)[b,c,e,f]	1,800,000	1,955,583
BNP Paribas SA, 7.195% to 6/25/37, 144A (France)[b,c,e]	1,200,000	1,297,299
BNP Paribas SA, 7.375% to 8/19/25, 144A (France)[b,c,e,f]	5,600,000	6,142,892
BNP Paribas SA, 7.625% to 3/30/21, 144A (France)[b,c,e,f]	5,700,000	5,789,062
Commerzbank AG, 6.125% to 10/9/25 (Germany)[b,c,d,f]	4,200,000	4,504,767
Credit Agricole SA, 6.875% to 9/23/24, 144A (France)[b,c,e,f]	6,000,000	6,191,670
Credit Agricole SA, 7.875% to 1/23/24, 144A (France)[b,c,e,f]	5,600,000	6,096,468
Credit Agricole SA, 8.125% to 12/23/25, 144A (France)[b,c,e,f]	6,350,000	7,274,719
Credit Suisse Group AG, 6.375% to 8/21/26, 144A (Switzerland)[b,c,e,f]	3,300,000	3,353,905
Credit Suisse Group AG, 7.125% to 7/29/22 (Switzerland)[b,c,d,f]	10,900,000	11,237,246
Credit Suisse Group AG, 7.25% to 9/12/25, 144A (Switzerland)[b,c,e,f]	3,000,000	3,084,585
Credit Suisse Group AG, 7.50% to 12/11/23, 144A (Switzerland)[b,c,e,f]	3,263,000	3,523,779
Credit Suisse Group AG, 7.50% to 7/17/23, 144A (Switzerland)[b,c,e,f]	15,400,000	16,009,917
DNB Bank ASA, 6.50% to 3/26/22 (Norway)[b,c,d,f]	3,800,000	3,914,000
HSBC Capital Funding Dollar 1 LP, 10.176% to 6/30/30, 144A (United Kingdom)[b,c,e]	3,895,000	6,157,274
HSBC Holdings PLC, 6.375% to 3/30/25 (United Kingdom)[b,c,f]	5,200,000	5,341,946

See accompanying notes to financial statements.

COHEN & STEERS LIMITED DURATION PREFERRED AND INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2020 (Unaudited)

	Principal Amount	Value
HSBC Holdings PLC, 6.50% to 3/23/28 (United Kingdom)[b,c,f]	$2,800,000	$2,875,782
HSBC Holdings PLC, 6.875% to 6/1/21 (United Kingdom)[b,c,f]	10,700,000	10,858,567
ING Groep N.V., 5.75% to 11/16/26 (Netherlands)[b,c,f]	3,400,000	3,377,339
ING Groep N.V., 6.50% to 4/16/25 (Netherlands)[b,c,f]	2,400,000	2,462,040
ING Groep N.V., 6.875% to 4/16/22 (Netherlands)[b,c,d,f]	5,600,000	5,804,736
Intesa Sanpaolo SpA, 7.70% to 9/17/25, 144A (Italy)[b,c,e,f]	3,000,000	2,997,517
Itau Unibanco Holding SA, 4.50% to 11/21/24, due 11/21/29, 144A (Brazil)[b,e,f]	2,000,000	1,899,280
Lloyds Banking Group PLC, 7.50% to 6/27/24 (United Kingdom)[b,c,f]	5,250,000	5,457,480
Lloyds Banking Group PLC, 7.50% to 9/27/25 (United Kingdom)[b,c,f]	1,800,000	1,868,668
Nationwide Building Society, 10.25% (United Kingdom)[c,d]	1,765,000	3,422,675
Nordea Bank Abp, 6.625% to 3/26/26, 144A (Finland)[b,c,e,f]	3,200,000	3,418,352
RBS Capital Trust II, 6.425% to 1/3/34 (United Kingdom)[b,c]	1,200,000	1,759,272
Royal Bank of Scotland Group PLC, 7.648% to 9/30/31 (United Kingdom)[b,c]	5,459,000	7,908,562
Royal Bank of Scotland Group PLC, 8.00% to 8/10/25 (United Kingdom)[b,c,f]	4,800,000	5,309,184
Royal Bank of Scotland Group PLC, 8.625% to 8/15/21 (United Kingdom)[b,c,f]	6,581,000	6,857,205
Skandinaviska Enskilda Banken AB, 5.125% to 5/13/25 (Sweden)[b,c,d,f]	400,000	389,347
Societe Generale SA, 6.75% to 4/6/28, 144A (France)[b,c,e,f]	6,800,000	6,771,542
Societe Generale SA, 7.375% to 9/13/21, 144A (France)[b,c,e,f]	9,000,000	9,098,280
Societe Generale SA, 7.875% to 12/18/23, 144A (France)[b,c,e,f]	7,489,000	7,865,809
Societe Generale SA, 8.00% to 9/29/25, 144A (France)[b,c,e,f]	3,200,000	3,569,542
Standard Chartered PLC, 7.50% to 4/2/22, 144A (United Kingdom)[b,c,e,f]	7,000,000	7,255,465

See accompanying notes to financial statements.

COHEN & STEERS LIMITED DURATION PREFERRED AND INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2020 (Unaudited)

		Principal Amount	Value
Standard Chartered PLC, 7.75% to 4/2/23, 144A (United Kingdom)[b,c,e,f]		$7,400,000	$7,727,376
Svenska Handelsbanken AB, 6.25% to 3/1/24, Series EMTN (Sweden)[b,c,d,f]		2,400,000	2,533,392
UBS Group Funding Switzerland AG, 7.00% to 2/19/25 (Switzerland)[b,c,d,f]		2,800,000	3,092,642
UBS Group Funding Switzerland AG, 7.00% to 1/31/24, 144A (Switzerland)[b,c,e,f]		5,800,000	6,028,781
UBS Group Funding Switzerland AG, 6.875% to 8/7/25 (Switzerland)[b,c,d,f]		4,200,000	4,425,750
UBS Group Funding Switzerland AG, 6.875% to 3/22/21 (Switzerland)[b,c,d,f]		2,149,000	2,180,558
UBS Group Funding Switzerland AG, 7.125% to 8/10/21 (Switzerland)[b,c,d,f]		13,000,000	13,287,742
UniCredit SpA, 7.50% to 6/3/26 (Italy)[b,c,d,f]		2,000,000	2,357,664
UniCredit SpA, 8.00% to 6/3/24 (Italy)[b,c,d,f]		2,000,000	2,013,750

			290,350,171

ELECTRIC	1.0%
Dominion Energy, Inc., 4.65% to 12/15/24, Series Bb,c		461,000	451,818
Duke Energy Corp., 4.875% to 9/16/24[b,c]		4,000,000	4,000,865
Southern California Edison Co., 6.25% to 2/1/22, Series Eb,c		2,200,000	2,164,835

TOTAL ELECTRIC			6,617,518

ELECTRIC—FOREIGN	0.1%
Electricite de France SA, 5.625% to 1/22/24, 144A (France)[b,c,e]		850,000	879,278

ELECTRIC—INTEGRATED	1.7%
CMS Energy Corp., 4.75% to 3/1/30, due 6/1/50[b]		3,600,000	3,677,780
Sempra Energy, 4.875% to 10/15/25[b,c]		8,000,000	8,020,000

			11,697,780

FINANCIAL	3.9%
CREDIT CARD	0.8%
American Express Co., 3.82% (3 Month US LIBOR + 3.428%), Series B (FRN)[a,c]		4,744,000	4,037,428

See accompanying notes to financial statements.

COHEN & STEERS LIMITED DURATION PREFERRED AND INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2020 (Unaudited)

		Principal Amount		Value
Discover Financial Services, 6.125% to 6/23/25, Series Db,c		$1,170,000		$1,202,994

				5,240,422

DIVERSIFIED FINANCIAL SERVICES	0.3%
Apollo Management Holdings LP, 4.95% to 12/17/24, due 1/14/50, 144Ab,e		2,036,000		1,832,080

INVESTMENT BANKER/BROKER	2.8%
Charles Schwab Corp./The, 7.00% to 2/1/22[b,c]		6,000,000		6,255,060
Charles Schwab Corp./The, 5.375% to 6/1/25, Series Gb,c		11,934,000		12,779,166

				19,034,226

TOTAL FINANCIAL				26,106,728

FOOD	0.7%
Dairy Farmers of America, Inc., 7.875%, 144Ac,e,g		58,200	†	5,005,200

INDUSTRIALS—DIVERSIFIED MANUFACTURING	0.3%
General Electric Co., 5.00% to 1/21/21, Series Db,c		2,391,000		1,880,869

INSURANCE	20.6%
LIFE/HEALTH INSURANCE	6.7%
MetLife Capital Trust IV, 7.875%, due 12/15/37, 144A (TruPS)[e]		6,100,000		7,738,246
MetLife, Inc., 9.25%, due 4/8/38, 144Ae		10,300,000		14,302,219
MetLife, Inc., 3.888% (3 Month US LIBOR + 3.575%), Series C (FRN)[a,c]		5,300,000		4,793,187
Prudential Financial, Inc., 5.20% to 3/15/24, due 3/15/44[b]		1,856,000		1,895,985
Prudential Financial, Inc., 5.625% to 6/15/23, due 6/15/43[b]		10,008,000		10,665,526
SBL Holdings, Inc., 7.00% to 5/13/25, 144Ab,c,e		2,530,000		1,995,538
Voya Financial, Inc., 5.65% to 5/15/23, due 5/15/53[b]		3,500,000		3,532,358

				44,923,059

LIFE/HEALTH INSURANCE—FOREIGN	5.4%
Achmea BV, 4.625% to 3/24/29 (Netherlands)[b,c,d,f]		4,600,000		5,042,255
Dai-ichi Life Insurance Co., Ltd., 5.10% to 10/28/24, 144A (Japan)[b,c,e]		2,100,000		2,316,710

See accompanying notes to financial statements.

COHEN & STEERS LIMITED DURATION PREFERRED AND INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2020 (Unaudited)

		Principal Amount	Value
Dai-ichi Life Insurance Co., Ltd., 7.25% to 7/25/21, 144A (Japan)[b,c,e]		$5,550,000	$5,873,620
Fukoku Mutual Life Insurance Co., 6.50% to 9/19/23 (Japan)[b,c,d]		2,753,000	3,076,478
Hanwha Life Insurance Co., Ltd., 4.70% to 4/23/23, 144A (South Korea)[b,c,e]		2,200,000	2,188,882
Legal & General Group PLC, 5.625% to 3/24/31 (United Kingdom)[b,c,d,f]		4,100,000	5,027,096
Meiji Yasuda Life Insurance Co., 5.20% to 10/20/25, due 10/20/45, 144A (Japan)[b,e]		2,735,000	3,096,546
Phoenix Group Holdings PLC, 5.625% to 1/29/25 (United Kingdom)[b,c,d,f]		2,000,000	1,939,420
Sumitomo Life Insurance Co., 6.50% to 9/20/23, due 9/20/73, 144A (Japan)[b,e]		6,500,000	7,354,847

			35,915,854

MULTI-LINE	2.9%
American International Group, Inc., 8.175% to 5/15/38, due 5/15/68[b]		4,800,000	6,135,933
American International Group, Inc., 5.75% to 4/1/28, due 4/1/48, Series A-9[b]		2,960,000	3,059,662
Hartford Financial Services Group, Inc./The, 2.517% (3 Month US LIBOR + 2.125%), due 2/12/67, 144A, Series ICON (FRN)[a,e]		12,885,000	9,943,934

			19,139,529

MULTI-LINE—FOREIGN	1.0%
AXA SA, 6.379% to 12/14/36, 144A (France)[b,c,e]		5,200,000	6,689,098

PROPERTY CASUALTY	1.1%
Liberty Mutual Group, Inc., 3.625% to 5/23/24, due 5/23/59, 144Ab,e		4,630,000	5,032,796
Markel Corp., 6.00% to 6/1/25[b,c]		2,640,000	2,692,800

			7,725,596

PROPERTY CASUALTY—FOREIGN	2.9%
QBE Insurance Group Ltd., 6.75% to 12/2/24, due 12/2/44 (Australia)[b,d]		6,205,000	6,858,045
QBE Insurance Group Ltd., 5.875% to 5/12/25, 144A (Australia)[b,c,e]		3,200,000	3,312,000

See accompanying notes to financial statements.

COHEN & STEERS LIMITED DURATION PREFERRED AND INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2020 (Unaudited)

		Principal Amount	Value
QBE Insurance Group Ltd., 5.875% to 6/17/26, due 6/17/46, Series EMTN (Australia)[b,d]		$4,000,000	$4,271,238
VIVAT NV, 6.25% to 11/16/22 (Netherlands)[b,c,d]		4,700,000	4,694,125

			19,135,408

REINSURANCE	0.6%
AXIS Specialty Finance LLC, 4.90% to 1/15/30, due 1/15/40[b]		4,635,000	4,358,608

TOTAL INSURANCE			137,887,152

INTEGRATED TELECOMMUNICATIONS SERVICES—FOREIGN	1.0%
Vodafone Group PLC, 7.00% to 1/4/29, due 4/4/79 (United Kingdom)[b]		5,423,000	6,360,963

MATERIAL—METALS & MINING—FOREIGN	0.9%
BHP Billiton Finance USA Ltd., 6.75% to 10/20/25, due 10/19/75, 144A (Australia)[b,e]		5,000,000	5,771,225

OIL & GAS—FOREIGN	1.5%
BP Capital Markets PLC, 4.875% to 3/22/30 (United Kingdom)[b,c]		9,700,000	10,039,500

PIPELINES	0.3%
Energy Transfer Operating LP, 7.125% to 5/15/30, Series Gb,c		2,266,000	1,940,263

PIPELINES—FOREIGN	6.1%
Enbridge, Inc., 6.25% to 3/1/28, due 3/1/78 (Canada)[b]		9,124,000	9,003,061
Enbridge, Inc., 6.00% to 1/15/27, due 1/15/77, Series 16-A (Canada)[b]		6,468,000	6,394,303
Transcanada Trust, 5.50% to 9/15/29, due 9/15/79 (Canada)[b]		12,900,000	12,890,260
Transcanada Trust, 5.875% to 8/15/26, due 8/15/76, Series 16-A (Canada)[b]		11,673,000	12,354,022

			40,641,646

UTILITIES	3.0%
ELECTRIC UTILITIES	0.1%
NextEra Energy Capital Holdings, Inc., 5.65% to 5/1/29, due 5/1/79[b]		498,000	544,158

See accompanying notes to financial statements.

COHEN & STEERS LIMITED DURATION PREFERRED AND INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2020 (Unaudited)

		Principal Amount	Value
ELECTRIC UTILITIES—FOREIGN	2.9%
Emera, Inc., 6.75% to 6/15/26, due 6/15/76, Series 16-A (Canada)[b]		$14,220,000	$15,403,886
Enel SpA, 8.75% to 9/24/23, due 9/24/73, 144A (Italy)[b,e]		3,692,000	4,206,887

			19,610,773

TOTAL UTILITIES			20,154,931

TOTAL PREFERRED SECURITIES—CAPITAL SECURITIES (Identified cost—$841,499,199)			858,891,023

CORPORATE BONDS	0.8%
BANKS—FOREIGN	0.2%
UniCredit SpA, 5.459% to 6/30/30, due 6/30/35, 144A (Italy)[b,e]		1,400,000	1,413,757

INSURANCE—LIFE/HEALTH INSURANCE	0.6%
Brighthouse Financial, Inc., 4.70%, due 6/22/47		4,500,000	4,123,528

TOTAL CORPORATE BONDS (Identified cost—$4,978,786)			5,537,285

		Shares
SHORT-TERM INVESTMENTS	1.9%
MONEY MARKET FUNDS
State Street Institutional Treasury Money Market Fund, Premier Class, 0.11%[h]		12,369,127	12,369,127

TOTAL SHORT-TERM INVESTMENTS (Identified cost—$12,369,127)			12,369,127

TOTAL INVESTMENTS IN SECURITIES[i] (Identified cost—$953,876,043)	144.9%		967,562,499
LIABILITIES IN EXCESS OF OTHER ASSETS	(44.9)		(299,620,925)

NET ASSETS (Equivalent to $23.10 per share based on 28,910,272 shares of common stock outstanding)	100.0%		$667,941,574

See accompanying notes to financial statements.

COHEN & STEERS LIMITED DURATION PREFERRED AND INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2020 (Unaudited)

Centrally Cleared Interest Rate Swap Contracts

Notional Amount	Fixed Rate Payable	Fixed Payment Frequency	Floating Rate Receivable (resets monthly)[j]	Floating Payment Frequency	Maturity Date	Value	Upfront Receipts (Payments)	Unrealized Appreciation (Depreciation)
$56,000,000	1.203%	Semi-Annual	0.194%	Monthly	10/19/22	$(1,511,364)	$—	$(1,511,364)
31,000,000	1.848	Semi-Annual	0.194	Monthly	10/19/22	(1,335,339)	—	(1,335,339)
90,000,000	1.288	Semi-Annual	0.194	Monthly	10/19/23	(3,621,716)	—	(3,621,716)
94,000,000	1.280	Monthly	0.178	Monthly	2/3/26	(5,406,544)	(18,666)	(5,425,210)

						$(11,874,963)	$(18,666)	$(11,893,629)

The total amount of all interest rate swap contracts as presented in the table above are representative of the volume of activity for this derivative type during the six months ended June 30, 2020.

Forward Foreign Currency Exchange Contracts

Counterparty	Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Appreciation (Depreciation)
Brown Brothers Harriman	EUR	3,900,725	USD	4,439,446	7/2/20	$56,983
Brown Brothers Harriman	EUR	867,864	USD	980,696	7/2/20	5,651
Brown Brothers Harriman	EUR	1,253,849	USD	1,410,497	7/2/20	1,799
Brown Brothers Harriman	EUR	18,548,909	USD	20,641,968	7/2/20	(197,723)
Brown Brothers Harriman	GBP	5,730,655	USD	7,084,975	7/2/20	(15,883)
Brown Brothers Harriman	GBP	6,151,499	USD	7,604,791	7/2/20	(17,535)
Brown Brothers Harriman	USD	27,615,983	EUR	24,571,347	7/2/20	(10,085)
Brown Brothers Harriman	USD	14,699,056	GBP	11,882,154	7/2/20	24,127
Brown Brothers Harriman	EUR	24,112,151	USD	27,117,369	8/4/20	7,976
Brown Brothers Harriman	GBP	10,149,545	USD	12,557,423	8/4/20	(21,587)

						$(166,277)

See accompanying notes to financial statements.

COHEN & STEERS LIMITED DURATION PREFERRED AND INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2020 (Unaudited)

Glossary of Portfolio Abbreviations

EMTN	Euro Medium Term Note
ETF	Exchange-Traded Fund
EUR	Euro Currency
FRN	Floating Rate Note
GBP	Great British Pound
LIBOR	London Interbank Offered Rate
TruPS	Trust Preferred Securities
USD	United States Dollar

Note: Percentages indicated are based on the net assets of the Fund.

†	Represents shares.
[a]	Variable rate. Rate shown is in effect at June 30, 2020.
[b]	Security converts to floating rate after the indicated fixed-rate coupon period.
[c]	Perpetual security. Perpetual securities have no stated maturity date, but they may be called/redeemed by the issuer.
[d]

Securities exempt from registration under Regulation S of the Securities Act of 1933. These securities are subject to resale restrictions. Aggregate holdings amounted to $107,674,033 which represents 16.1% of the net assets of the Fund, of which 0.0% are illiquid.

[e]

Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold to qualified institutional buyers. Aggregate holdings amounted to $256,621,545 which represents 38.4% of the net assets of the Fund, of which 0.7% are illiquid.

[f]

Contingent Capital security (CoCo). CoCos are debt or preferred securities with loss absorption characteristics built into the terms of the security for the benefit of the issuer. Aggregate holdings amounted to $268,948,684 which represents 40.3% of the net assets of the Fund (27.4% of the managed assets of the Fund).

[g]	Security value is determined based on significant unobservable inputs (Level 3).
[h]	Rate quoted represents the annualized seven-day yield.
[i]	Securities held by the Fund are subject to a lien, granted to the lender, to the extent of the borrowing outstanding in connection with the Fund’s revolving credit agreement.
[j]	Based on 1 month LIBOR. Represents rates in effect at June 30, 2020.

See accompanying notes to financial statements.

COHEN & STEERS LIMITED DURATION PREFERRED AND INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2020 (Unaudited)

Country Summary	% of Managed Assets
United States	51.7
United Kingdom	11.2
France	7.9
Switzerland	6.7
Canada	6.4
Netherlands	2.9
Australia	2.4
Japan	2.2
Italy	1.5
Spain	1.2
Hong Kong	0.9
Germany	0.5
Other	4.5

100.0

See accompanying notes to financial statements.

COHEN & STEERS LIMITED DURATION PREFERRED AND INCOME FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES

June 30, 2020 (Unaudited)

ASSETS:
Investments in securities, at value (Identified cost—$953,876,043)	$967,562,499
Cash	392,074
Cash collateral pledged for interest rate swap contracts	5,948,018
Foreign currency, at value (Identified cost—$113,304)	112,910
Receivable for:
Investment securities sold	11,117,782
Dividends and interest	10,947,362
Variation margin on interest rate swap contracts	50,407
Unrealized appreciation on forward foreign currency exchange contracts	96,536
Other assets	18,302

Total Assets	996,245,890

LIABILITIES:
Unrealized depreciation on forward foreign currency exchange contracts	262,813
Payable for:
Revolving credit agreement	315,000,000
Investment securities purchased	11,681,530
Investment advisory fees	566,002
Dividends declared	313,565
Interest expense	256,951
Administration fees	48,515
Directors’ fees	255
Other liabilities	174,685

Total Liabilities	328,304,316

NET ASSETS	$667,941,574

NET ASSETS consist of:
Paid-in capital	$681,061,100
Total distributable earnings/(accumulated loss)	(13,119,526)

$667,941,574

NET ASSET VALUE PER SHARE:
($667,941,574 ÷ 28,910,272 shares outstanding)	$23.10

MARKET PRICE PER SHARE	$22.51

MARKET PRICE PREMIUM (DISCOUNT) TO NET ASSET VALUE PER SHARE	(2.55)%

See accompanying notes to financial statements.

COHEN & STEERS LIMITED DURATION PREFERRED AND INCOME FUND, INC.

STATEMENT OF OPERATIONS

For the Six Months Ended June 30, 2020 (Unaudited)

Investment Income:
Interest income	$22,814,538
Dividend income (net of $17,247 of foreign withholding tax)	4,960,668

Total Investment Income	27,775,206

Expenses:
Investment advisory fees	3,488,314
Interest expense	2,681,920
Administration fees	356,276
Shareholder reporting expenses	122,160
Professional fees	40,767
Directors’ fees and expenses	16,689
Custodian fees and expenses	15,805
Transfer agent fees and expenses	9,627
Miscellaneous	32,745

Total Expenses	6,764,303

Net Investment Income (Loss)	21,010,903

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in securities	(14,358,218)
Interest rate swap contracts	(57,031)
Forward foreign currency exchange contracts	939,510
Foreign currency transactions	34,806

Net realized gain (loss)	(13,440,933)

Net change in unrealized appreciation (depreciation) on:
Investments in securities	(64,412,169)
Interest rate swap contracts	(13,484,214)
Forward foreign currency exchange contracts	518,091
Foreign currency translations	(10,455)

Net change in unrealized appreciation (depreciation)	(77,388,747)

Net Realized and Unrealized Gain (Loss)	(90,829,680)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(69,818,777)

See accompanying notes to financial statements.

COHEN & STEERS LIMITED DURATION PREFERRED AND INCOME FUND, INC.

STATEMENT OF CHANGES IN NET ASSETS (Unaudited)

	For the Six Months Ended June 30, 2020	For the Year Ended December 31, 2019
Change in Net Assets:
From Operations:
Net investment income (loss)	$21,010,903	$40,638,102
Net realized gain (loss)	(13,440,933)	12,755,937
Net change in unrealized appreciation (depreciation)	(77,388,747)	93,832,773

Net increase (decrease) in net assets resulting from operations	(69,818,777)	147,226,812

Distributions to shareholders	(27,032,040)	(44,040,279)
Tax return of capital to shareholders	—	(9,959,274)

Total distributions	(27,032,040)	(53,999,553)

Capital Stock Transactions:
Increase (decrease) in net assets from Fund share transactions	1,227,655	306,144

Total increase (decrease) in net assets	(95,623,162)	93,533,403
Net Assets:
Beginning of period	763,564,736	670,031,333

End of period	$667,941,574	$763,564,736

See accompanying notes to financial statements.

COHEN & STEERS LIMITED DURATION PREFERRED AND INCOME FUND, INC.

STATEMENT OF CASH FLOWS

For the Six Months Ended June 30, 2020 (Unaudited)

Increase (Decrease) in Cash:
Cash Flows from Operating Activities:
Net increase (decrease) in net assets resulting from operations	$(69,818,777)
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by operating activities:
Purchases of long-term investments	(407,289,610)
Proceeds from sales and maturities of long-term investments	418,295,591
Net purchases, sales and maturities of short-term investments	6,859,263
Net amortization of premium on investments in securities	1,428,557
Net increase in receivable for variation margin on interest rate swap contracts	(9,313)
Net decrease in dividends and interest receivable and other assets	860,108
Net decrease in interest expense payable, accrued expenses and other liabilities	(509,407)
Net change in unrealized depreciation on investments in securities	64,412,169
Net change in unrealized appreciation on forward foreign currency exchange contracts	(518,091)
Net realized loss on investments in securities	14,358,218

Cash provided by operating activities	28,068,708

Cash Flows from Financing Activities:
Dividends and distributions paid	(25,790,741)

Increase (decrease) in cash and restricted cash	2,277,967
Cash and restricted cash at beginning of period (including foreign currency)	4,175,035

Cash and restricted cash at end of period (including foreign currency)	$6,453,002

Supplemental Disclosure of Cash Flow Information and Non-Cash Activities:

For the six months ended June 30, 2020, interest paid was $3,117,543.

For the six months ended June 30, 2020, reinvestment of dividends was $1,227,655.

For the six months ended June 30, 2020, as part of an exchange offer from two of the Fund’s investments, the Fund received shares of new securities valued at $6,925,815.

See accompanying notes to financial statements.

COHEN & STEERS LIMITED DURATION PREFERRED AND INCOME FUND, INC.

STATEMENT OF CASH FLOWS—(Continued)

For the Six Months Ended June 30, 2020 (Unaudited)

The following table provides a reconciliation of cash and restricted cash reported within the Statement of Assets and Liabilities that sums to the total of such amounts shown on the Statement of Cash Flows.

Cash	$392,074
Restricted cash	5,948,018
Foreign currency	112,910

Total cash and restricted cash shown on the Statement of Cash Flows	$6,453,002

Restricted cash consists of cash that has been pledged to cover the Fund’s collateral or margin obligations under derivative contracts. It is reported on the Statement of Assets and Liabilities as cash collateral pledged for interest rate swap contracts.

See accompanying notes to financial statements.

COHEN & STEERS LIMITED DURATION PREFERRED AND INCOME FUND, INC.

FINANCIAL HIGHLIGHTS (Unaudited)

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements. It should be read in conjunction with the financial statements and notes thereto.

	For the Six Months Ended June 30, 2020	For the Year Ended December 31,
Per Share Operating Data:		2019	2018	2017	2016	2015
Net asset value, beginning of period	$26.46	$23.23	$27.15	$25.45	$25.27	$25.70

Income (loss) from investment operations:

Net investment income (loss)[a]	0.73	1.41	1.35	1.49	1.59	1.68
Net realized and unrealized gain (loss)	(3.15)	3.69	(3.40)	2.18	0.47	(0.24)

Total from investment operations	(2.42)	5.10	(2.05)	3.67	2.06	1.44

Less dividends and distributions to shareholders from:

Net investment income	(0.94)	(1.52)	(1.56)	(1.58)	(1.45)	(1.50)
Net realized gain	—	—	(0.30)	(0.39)	(0.43)	(0.30)
Tax return of capital	—	(0.35)	(0.01)	—	—	(0.07)

Total dividends and distributions to shareholders	(0.94)	(1.87)	(1.87)	(1.97)	(1.88)	(1.87)

Net increase (decrease) in net asset value	(3.36)	3.23	(3.92)	1.70	0.18	(0.43)

Net asset value, end of period	$23.10	$26.46	$23.23	$27.15	$25.45	$25.27

Market value, end of period	$22.51	$26.22	$21.81	$26.07	$24.54	$22.52

Total net asset value return[b]	–9.13%[c]	22.77%	–7.65%	14.97%	8.89%	6.52%

Total market value return[b]	–10.64%[c]	29.58%	–9.70%	14.49%	17.82%	7.66%

Ratios/Supplemental Data:

Net assets, end of period (in millions)	$667.9	$763.6	$670.0	$782.9	$733.8	$728.6

Ratios to average daily net assets:

Expenses	1.98%[d]	2.50%	2.38%	1.94%	1.72%	1.61%

Expenses (excluding interest expense)	1.19%[d]	1.17%	1.17%	1.15%	1.15%	1.17%

Net investment income (loss)	6.15%[d]	5.58%	5.24%	5.53%	6.29%	6.53%

Ratio of expenses to average daily managed assets[e]	1.36%[d]	1.75%	1.67%	1.38%	1.20%	1.13%

Portfolio turnover rate	43%[c]	46%	35%	36%	48%	47%

See accompanying notes to financial statements.

COHEN & STEERS LIMITED DURATION PREFERRED AND INCOME FUND, INC.

FINANCIAL HIGHLIGHTS (Unaudited)—(Continued)

	For the Six Months Ended June 30, 2020	For the Year Ended December 31,
Revolving Credit Agreement		2019	2018	2017	2016	2015

Asset coverage ratio for revolving credit agreement	312%	342%	313%	349%	333%	331%

Asset coverage per $1,000 for revolving credit agreement	$3,120	$3,424	$3,127	$3,485	$3,330	$3,313

Amount of loan outstanding (in millions)	$315.0	$315.0	$315.0	$315.0	$315.0	$315.0

[a]	Calculation based on average shares outstanding.
[b]

Total net asset value return measures the change in net asset value per share over the period indicated. Total market value return is computed based upon the Fund’s market price per share and excludes the effects of brokerage commissions. Dividends and distributions are assumed, for purposes of these calculations, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan.

[c]	Not annualized.
[d]	Annualized.
[e]	Average daily managed assets represent net assets plus the outstanding balance of the revolving credit agreement.

See accompanying notes to financial statements.

COHEN & STEERS LIMITED DURATION PREFERRED AND INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

Note 1. Organization and Significant Accounting Policies

Cohen & Steers Limited Duration Preferred and Income Fund, Inc. (the Fund) was incorporated under the laws of the State of Maryland on May 1, 2012 and is registered under the Investment Company Act of 1940 (the 1940 Act) as a diversified, closed-end management investment company. The Fund’s primary investment objective is high current income. The Fund’s secondary investment objective is capital appreciation.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The Fund is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification (ASC) Topic 946—Investment Companies. The accounting policies of the Fund are in conformity with accounting principles generally accepted in the United States of America (GAAP). The preparation of the financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Portfolio Valuation: Investments in securities that are listed on the New York Stock Exchange (NYSE) are valued, except as indicated below, at the last sale price reflected at the close of the NYSE on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and ask prices on such day or, if no ask price is available, at the bid price. Forward foreign currency exchange contracts are valued daily at the prevailing forward exchange rate. Centrally cleared interest rate swaps are valued at the price determined by the relevant exchange or clearinghouse.

Securities not listed on the NYSE but listed on other domestic or foreign securities exchanges (including NASDAQ) are valued in a similar manner. Securities traded on more than one securities exchange are valued at the last sale price reflected at the close of the exchange representing the principal market for such securities on the business day as of which such value is being determined. If after the close of a foreign market, but prior to the close of business on the day the securities are being valued, market conditions change significantly, certain non-U.S. equity holdings may be fair valued pursuant to procedures established by the Board of Directors.

Readily marketable securities traded in the over-the-counter (OTC) market, including listed securities whose primary market is believed by Cohen & Steers Capital Management, Inc. (the investment advisor) to be OTC, are valued on the basis of prices provided by a third-party pricing service or third-party broker-dealers when such prices are believed by the investment advisor, pursuant to delegation by the Board of Directors, to reflect the fair value of such securities.

Fixed-income securities are valued on the basis of prices provided by a third-party pricing service or third-party broker-dealers when such prices are believed by the investment advisor, pursuant to delegation by the Board of Directors, to reflect the fair value of such securities. The pricing services or broker-dealers use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services or broker-dealers may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient

COHEN & STEERS LIMITED DURATION PREFERRED AND INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

market activity may not exist or is limited, the pricing services or broker-dealers also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features which are then used to calculate the fair values.

Short-term debt securities with a maturity date of 60 days or less are valued at amortized cost, which approximates fair value. Investments in open-end mutual funds are valued at net asset value (NAV).

The policies and procedures approved by the Fund’s Board of Directors delegate authority to make fair value determinations to the investment advisor, subject to the oversight of the Board of Directors. The investment advisor has established a valuation committee (Valuation Committee) to administer, implement and oversee the fair valuation process according to the policies and procedures approved annually by the Board of Directors. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

Securities for which market prices are unavailable, or securities for which the investment advisor determines that the bid and/or ask price or a counterparty valuation does not reflect market value, will be valued at fair value, as determined in good faith by the Valuation Committee, pursuant to procedures approved by the Fund’s Board of Directors. Circumstances in which market prices may be unavailable include, but are not limited to, when trading in a security is suspended, the exchange on which the security is traded is subject to an unscheduled close or disruption or material events occur after the close of the exchange on which the security is principally traded. In these circumstances, the Fund determines fair value in a manner that fairly reflects the market value of the security on the valuation date based on consideration of any information or factors it deems appropriate. These may include, but are not limited to, recent transactions in comparable securities, information relating to the specific security and developments in the markets.

The Fund’s use of fair value pricing may cause the NAV of Fund shares to differ from the NAV that would be calculated using market quotations. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

Fair value is defined as the price that the Fund would expect to receive upon the sale of an investment or expect to pay to transfer a liability in an orderly transaction with an independent buyer in the principal market or, in the absence of a principal market, the most advantageous market for the investment or liability. The hierarchy of inputs that are used in determining the fair value of the Fund’s investments is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

COHEN & STEERS LIMITED DURATION PREFERRED AND INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

The inputs or methodology used for valuing investments may or may not be an indication of the risk associated with those investments. Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy.

The following is a summary of the inputs used as of June 30, 2020 in valuing the Fund’s investments carried at value:

	Total	Quoted Prices in Active Markets for Identical Investments (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Exchange-Traded Funds	$2,484,104	$2,484,104	$—	$—
Preferred Securities—
$25 Par Value:
Banks	36,491,056	36,491,056	—	—
Other Industries	51,789,904	51,789,904	—	—
Preferred Securities—
Capital Securities:
Banks	293,115,357	—	293,115,357	—
Food	5,005,200	—	—	5,005,200
Other Industries	560,770,466	—	560,770,466	—
Corporate Bonds	5,537,285	—	5,537,285	—
Short-Term Investments	12,369,127	—	12,369,127	—

Total Investments in Securities[a]	$967,562,499	$90,765,064	$871,792,235	$5,005,200	[b]

Forward Foreign Currency Exchange Contracts	$96,536	$—	$96,536	$—

Total Derivative Assets[a]	$96,536	$—	$96,536	$—

Interest Rate Swap Contracts	$(11,893,629)	$—	$(11,893,629)	$—
Forward Foreign Currency Exchange Contracts	(262,813)	—	(262,813)	—

Total Derivative Liabilities[a]	$(12,156,442)	$—	$(12,156,442)	$—

[a]	Portfolio holdings are disclosed individually on the Schedule of Investments.
[b]

Level 3 investments are valued by a third-party pricing service. The inputs for these securities are not readily available or cannot be reasonably estimated. A change in the significant unobservable inputs could result in a significantly lower or higher value in such Level 3 investments.

COHEN & STEERS LIMITED DURATION PREFERRED AND INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

The following is a reconciliation of investments for which significant unobservable inputs (Level 3) were used in determining fair value:

Preferred Securities—Capital Securities—Food
Balance as of December 31, 2019	$5,784,964
Change in unrealized appreciation (depreciation)	(779,764)

Balance as of June 30, 2020	$5,005,200

The change in unrealized appreciation (depreciation) attributable to securities owned on June 30, 2020, which were valued using significant unobservable inputs (Level 3) amounted to $(779,764).

Security Transactions and Investment Income: Security transactions are recorded on trade date. Realized gains and losses on investments sold are recorded on the basis of identified cost. Interest income, which includes the amortization of premiums and accretion of discounts, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date, except for certain dividends on foreign securities, which are recorded as soon as the Fund is informed after the ex-dividend date. Distributions from real estate investment trusts (REITs) are recorded as ordinary income, net realized capital gains or return of capital based on information reported by the REITs and management’s estimates of such amounts based on historical information. These estimates are adjusted when the actual source of distributions is disclosed by the REITs and actual amounts may differ from the estimated amounts.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollars based upon prevailing exchange rates on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign currency transaction gains or losses arise from sales of foreign currencies, (excluding gains and losses on forward foreign currency exchange contracts, which are presented separately, if any) currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency translation gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates. Pursuant to U.S. federal income tax regulations, certain foreign currency gains/losses included in realized and unrealized gains/losses are included in or are a reduction of ordinary income for federal income tax purposes.

COHEN & STEERS LIMITED DURATION PREFERRED AND INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

Forward Foreign Currency Exchange Contracts: The Fund enters into forward foreign currency exchange contracts to hedge the currency exposure associated with certain of its non-U.S. dollar denominated securities. A forward foreign currency exchange contract is a commitment between two parties to purchase or sell foreign currency at a set price on a future date. The market value of a forward foreign currency exchange contract fluctuates with changes in foreign currency exchange rates. These contracts are marked to market daily and the change in value is recorded by the Fund as unrealized appreciation and/or depreciation on forward foreign currency exchange contracts. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are included in net realized gain or loss on forward foreign currency exchange contracts. For federal income tax purposes, the Fund has made an election to treat gains and losses from forward foreign currency exchange contracts as capital gains and losses.

Forward foreign currency exchange contracts involve elements of market risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the contract. Risks may also arise upon entering these contracts from the potential inability of the counterparties to meet the terms of their contracts. In connection with these contracts, securities may be identified as collateral in accordance with the terms of the respective contracts.

Centrally Cleared Interest Rate Swap Contracts: The Fund uses interest rate swaps in connection with borrowing under its revolving credit agreement. The interest rate swaps are intended to reduce interest rate risk by countering the effect that an increase in short-term interest rates could have on the performance of the Fund’s shares as a result of the floating rate structure of interest owed pursuant to the revolving credit agreement. When entering into interest rate swaps, the Fund agrees to pay the other party to the interest rate swap (which is known as the counterparty) a fixed rate payment in exchange for the counterparty’s agreement to pay the Fund a variable rate payment that was intended to approximate the Fund’s variable rate payment obligation on the revolving credit agreement. The payment obligation is based on the notional amount of the swap. Depending on the state of interest rates in general, the use of interest rate swaps could enhance or harm the overall performance of the Fund. Swaps are marked-to-market daily and changes in the value are recorded as unrealized appreciation (depreciation).

Immediately following execution of the swap agreement, the swap agreement is novated to a central counterparty (the CCP) and the Fund’s counterparty on the swap agreement becomes the CCP. The Fund is required to interface with the CCP through a broker. Upon entering into a centrally cleared swap, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are designated on the Schedule of Investments and cash deposited is recorded on the Statement of Assets and Liabilities as cash collateral pledged for interest rate swap contracts. The daily change in valuation of centrally cleared swaps is recorded as a receivable or payable for variation margin on interest rate swap contracts in the Statement of Assets and Liabilities. Any upfront payments paid or received upon entering into a swap agreement would be recorded as assets or liabilities, respectively, in the Statement of Assets and Liabilities, and amortized or accreted over the life of the swap and recorded as realized gain (loss) in the Statement of Operations. Payments received from or

COHEN & STEERS LIMITED DURATION PREFERRED AND INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

paid to the counterparty during the term of the swap agreement, or at termination, are recorded as realized gain (loss) in the Statement of Operations.

Swap agreements involve, to varying degrees, elements of market and counterparty risk, and exposure to loss in excess of the related amounts reflected on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

Dividends and Distributions to Shareholders: Dividends from net investment income and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from GAAP. Dividends from net investment income, if any, are typically declared quarterly and paid monthly. Net realized capital gains, unless offset by any available capital loss carryforward, are typically distributed to shareholders at least annually. Dividends and distributions to shareholders are recorded on the ex-dividend date and are automatically reinvested in full and fractional shares of the Fund in accordance with the Fund’s Reinvestment Plan, unless the shareholder has elected to have them paid in cash.

The Fund has a managed distribution policy in accordance with exemptive relief issued by the U.S. Securities and Exchange Commission (SEC). This policy gives the Fund greater flexibility to realize long-term capital gains throughout the year and to distribute those gains on a more regular basis to shareholders. Therefore, regular monthly distributions throughout the year may include a portion of estimated realized long-term capital gains, along with net investment income, short-term capital gains and return of capital, which is not taxable. In accordance with the relief, the Fund is required to adhere to certain conditions in order to distribute long-term capital gains during the year.

Dividends from net investment income are subject to recharacterization for tax purposes. Based upon the results of operations for the six months ended June 30, 2020, the investment advisor considers it likely that a portion of the dividends will be reclassified to distributions from tax return of capital upon the final determination of the Fund’s taxable income after December 31, 2020, the Fund’s fiscal year end.

Distributions Subsequent to June 30, 2020: The following distributions have been declared by the Fund’s Board of Directors and are payable subsequent to the period end of this report.

Ex-Date	Record Date	Payable Date	Amount
7/14/20	7/15/20	7/31/20	$0.143
8/18/20	8/19/20	8/31/20	$0.143
9/15/20	9/16/20	9/30/20	$0.143

Income Taxes: It is the policy of the Fund to continue to qualify as a regulated investment company (RIC), if such qualification is in the best interest of the shareholders, by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to RICs, and by distributing substantially all of its taxable earnings to its shareholders. Also, in order to avoid the payment of any federal excise taxes, the Fund will distribute substantially all of its net investment income and net realized gains on a calendar year basis. Accordingly, no provision for federal income or excise tax is necessary. Dividend and interest income from holdings in non-U.S. securities is recorded net of non-

COHEN & STEERS LIMITED DURATION PREFERRED AND INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

U.S. taxes paid. Management has analyzed the Fund’s tax positions taken on federal and applicable state income tax returns as well as its tax positions in non-U.S. jurisdictions in which it trades for all open tax years and has concluded that as of June 30, 2020, no additional provisions for income tax are required in the Fund’s financial statements. The Fund’s tax positions for the tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service, state departments of revenue and by foreign tax authorities.

Note 2. Investment Advisory Fees, Administration Fees and Other Transactions with Affiliates

Investment Advisory Fees: Cohen & Steers Capital Management, Inc. serves as the Fund’s investment advisor pursuant to an investment advisory agreement (the investment advisory agreement). Under the terms of the investment advisory agreement, the investment advisor provides the Fund with day-to-day investment decisions and generally manages the Fund’s investments in accordance with the stated policies of the Fund, subject to the supervision of the Board of Directors.

For the services provided to the Fund, the investment advisor receives a fee, accrued daily and paid monthly, at the annual rate of 0.70% of the average daily managed assets of the Fund. Managed assets are equal to the net assets plus the amount of any borrowings, used for leverage, outstanding.

Administration Fees: The Fund has entered into an administration agreement with the investment advisor under which the investment advisor performs certain administrative functions for the Fund and receives a fee, accrued daily and paid monthly, at the annual rate of 0.06% of the average daily managed assets of the Fund. For the six months ended June 30, 2020, the Fund incurred $298,998 in fees under this administration agreement. Additionally, the Fund pays State Street Bank and Trust Company as co-administrator under a fund accounting and administration agreement.

Directors’ and Officers’ Fees: Certain directors and officers of the Fund are also directors, officers and/or employees of the investment advisor. The Fund does not pay compensation to directors and officers affiliated with the investment advisor except for the Chief Compliance Officer, who received compensation from the investment advisor, which was reimbursed by the Fund, in the amount of $3,902 for the six months ended June 30, 2020.

Note 3. Purchases and Sales of Securities

Purchases and sales of securities, excluding short-term investments, for the six months ended June 30, 2020, totaled $417,605,586 and $427,546,617, respectively.

Note 4. Derivative Investments

The following tables present the value of derivatives held at June 30, 2020 and the effect of derivatives held during the six months ended June 30, 2020, along with the respective location in the financial statements.

COHEN & STEERS LIMITED DURATION PREFERRED AND INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

Statement of Assets and Liabilities

	Assets		Liabilities
Derivatives	Location	Fair Value	Location	Fair Value
Interest Rate Risk:
Interest Rate Swap Contracts[a]	Receivable for variation margin on interest rate swap contracts	$(11,893,629)[b]	—	$—
Foreign Exchange Risk:
Forward Foreign Currency Exchange Contracts[a]	Unrealized appreciation	96,536	Unrealized depreciation	262,813

[a]	Not subject to a master netting agreement or another similar arrangement.
[b]

Amount represents the cumulative net depreciation on interest rate swap contracts as reported on the Schedule of Investments. The Statement of Assets and Liabilities only reflects the current day variation margin receivable from the broker.

Statement of Operations

Derivatives	Location	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)
Interest Rate Risk:
Interest Rate Swap Contracts	Net Realized and Unrealized Gain (Loss)	$(57,031)	$(13,484,214)
Foreign Exchange Risk:
Forward Foreign Currency Exchange Contracts	Net Realized and Unrealized Gain (Loss)	939,510	518,091

The following summarizes the volume of the Fund’s forward foreign currency exchange contracts activity for the six months ended June 30, 2020:

Forward Foreign Currency Exchange Contracts
Average Notional Amount	$36,724,443

COHEN & STEERS LIMITED DURATION PREFERRED AND INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

Note 5. Income Tax Information

As of June 30, 2020, the federal tax cost and net unrealized appreciation (depreciation) in value of investments held were as follows:

Cost of investments in securities for federal income tax purposes	$953,876,043

Gross unrealized appreciation on investments	$32,519,519
Gross unrealized depreciation on investments	(30,892,969)

Net unrealized appreciation (depreciation) on investments	$1,626,550

As of December 31, 2019, the Fund has a net capital loss carryforward of $1,249,828 which may be used to offset future capital gains. These losses are a long-term capital loss carryforward of $1,249,828, which under current federal income tax rules, may offset capital gains recognized in any future period.

Note 6. Capital Stock

The Fund is authorized to issue 250 million shares of common stock at a par value of $0.001 per share.

During the six months ended June 30, 2020, the Fund issued 53,668 shares of common stock at $1,227,655 for the reinvestment of dividends. During the year ended December 31, 2019, the Fund issued 11,675 shares of common stock at $306,144 for the reinvestment of dividends.

On December 10, 2019, the Board of Directors approved the continuation of the delegation of its authority to management to effect repurchases, pursuant to management’s discretion and subject to market conditions and investment considerations, of up to 10% of the Fund’s common shares outstanding (Share Repurchase Program) as of January 1, 2020, through the fiscal year ended December 31, 2020.

During the six months ended June 30, 2020 and the year ended December 31, 2019, the Fund did not effect any repurchases.

Note 7. Borrowings

The Fund has entered into a $315,000,000 revolving credit agreement (the credit agreement) with State Street Bank and Trust Company (State Street). The Fund pays a monthly financing charge which is calculated based on the utilized portion of the credit agreement and a LIBOR-based rate. The Fund also pays a fee of 0.20% per annum on any unutilized portion of the credit agreement. The credit agreement has a 360-day evergreen provision whereby State Street may terminate this agreement upon 360 days’ notice, but the Fund may terminate on 30 days’ notice to State Street. Securities held by the Fund are subject to a lien, granted to State Street, to the extent of the borrowing outstanding in connection with the Fund’s revolving credit agreement. If the Fund fails to meet certain requirements, or maintain other financial covenants required under the credit agreement, the Fund may be required to repay immediately, in part or in full, the loan balance outstanding under the credit agreement, necessitating the sale of portfolio securities at potentially inopportune times.

COHEN & STEERS LIMITED DURATION PREFERRED AND INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

As of June 30, 2020, the Fund had outstanding borrowings of $315,000,000. The carrying value of the borrowings approximates fair value. The borrowings are classified as Level 2 within the fair value hierarchy. During the six months ended June 30, 2020, the Fund borrowed an average daily balance of $315,000,000 at a weighted average borrowing cost of 1.7%.

Note 8. Other Risks

Risk of Market Price Discount from Net Asset Value: Shares of closed-end investment companies frequently trade at a discount from their NAV. This characteristic is a risk separate and distinct from the risk that NAV could decrease as a result of investment activities. Whether investors will realize gains or losses upon the sale of the shares will depend not upon the Fund’s NAV but entirely upon whether the market price of the shares at the time of sale is above or below the investor’s purchase price for the shares. Because the market price of the shares is determined by factors such as relative supply of and demand for shares in the market, general market and economic conditions, and other factors beyond the control of the Fund, the shares may trade at, above or below NAV.

Preferred Securities Risk: Preferred securities are subject to credit risk, which is the risk that a security will decline in price, or the issuer of the security will fail to make dividend, interest or principal payments when due, because the issuer experiences a decline in its financial status. Preferred securities are also subject to interest rate risk and may decline in value because of changes in market interest rates. The Fund may be subject to a greater risk of rising interest rates than would normally be the case in an environment of low interest rates and the effect of potential government fiscal policy initiatives and resulting market reaction to those initiatives. In addition, an issuer may be permitted to defer or omit distributions. Preferred securities are also generally subordinated to bonds and other debt instruments in a company’s capital structure. During periods of declining interest rates, an issuer may be able to exercise an option to redeem (call) its issue at par earlier than scheduled, and the Fund may be forced to reinvest in lower yielding securities. Certain preferred securities may be substantially less liquid than many other securities, such as common stocks. Generally, preferred security holders have no voting rights with respect to the issuing company unless certain events occur. Certain preferred securities may give the issuers special redemption rights allowing the securities to be redeemed prior to a specified date if certain events occur, such as changes to tax or securities laws.

Contingent Capital Securities Risk: Contingent capital securities (sometimes referred to as “CoCos”) are debt or preferred securities with loss absorption characteristics built into the terms of the security, for example, a mandatory conversion into common stock of the issuer under certain circumstances, such as the issuer’s capital ratio falling below a certain level. Since the common stock of the issuer may not pay a dividend, investors in these instruments could experience a reduced income rate, potentially to zero, and conversion would deepen the subordination of the investor, hence worsening the investor’s standing in a bankruptcy. Some CoCos provide for a reduction in the value or principal amount of the security under such circumstances. In addition, most CoCos are considered to be high yield or “junk” securities and are therefore subject to the risks of investing in below investment-grade securities. Finally, CoCo issuers can, at their discretion, suspend dividend distributions on their CoCo securities and are more likely to do so in response to negative economic conditions and/or

COHEN & STEERS LIMITED DURATION PREFERRED AND INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

government regulation. Omitted distributions are typically non-cumulative and will not be paid on a future date. Any omitted distribution may negatively impact the returns or distribution rate of the Fund.

Duration Risk: Duration is a mathematical calculation of the average life of a fixed-income or preferred security that serves as a measure of the security’s price risk to changes in interest rates (or yields). Securities with longer durations tend to be more sensitive to interest rate (or yield) changes than securities with shorter durations. Duration differs from maturity in that it considers potential changes to interest rates, and a security’s coupon payments, yield, price and par value and call features, in addition to the amount of time until the security matures. Various techniques may be used to shorten or lengthen the Fund’s duration. The duration of a security will be expected to change over time with changes in market factors and time to maturity.

Concentration Risk: Because the Fund invests at least 25% of its net assets in the financials sector, it will be more susceptible to adverse economic or regulatory occurrences affecting this sector, such as changes in interest rates, loan concentration and competition. In addition, the Fund will also be subject to the risks of investing in the individual industries and securities that comprise the financials sector, including the bank, diversified financials, real estate (including REITs) and insurance industries. To the extent that the Fund focuses its investments in other sectors or industries, such as (but not limited to) energy, industrials, utilities, pipelines, health care and telecommunications, the Fund will be subject to the risks associated with these particular sectors and industries. These sectors and industries may be adversely affected by, among others, changes in government regulation, world events and economic conditions.

Credit and Below-Investment-Grade Securities Risk: Preferred securities may be rated below investment grade or may be unrated. Below-investment-grade securities, or equivalent unrated securities, which are commonly known as “high-yield bonds” or “junk bonds,” generally involve greater volatility of price and risk of loss of income and principal, and may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher grade securities. It is reasonable to expect that any adverse economic conditions could disrupt the market for lower-rated securities, have an adverse impact on the value of those securities and adversely affect the ability of the issuers of those securities to repay principal and interest on those securities.

Liquidity Risk: Liquidity risk is the risk that particular investments of the Fund may become difficult to sell or purchase. The market for certain investments may become less liquid or illiquid due to adverse changes in the conditions of a particular issuer or due to adverse market or economic conditions. In addition, dealer inventories of certain securities, which provide an indication of the ability of dealers to engage in “market making,” are at, or near, historic lows in relation to market size, which has the potential to increase price volatility in the fixed income markets in which the Fund invests. Federal banking regulations may also cause certain dealers to reduce their inventories of certain securities, which may further decrease the Fund’s ability to buy or sell such securities. As a result of this decreased liquidity, the Fund may have to accept a lower price to sell a security, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative effect on performance. Further, transactions in less liquid or illiquid securities may entail transaction costs that are higher than those for transactions in liquid securities.

COHEN & STEERS LIMITED DURATION PREFERRED AND INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

Foreign (Non-U.S.) Securities Risk: The Fund directly purchases securities of foreign issuers. Risks of investing in foreign securities include currency risks, future political and economic developments and possible imposition of foreign withholding taxes on income or proceeds payable on the securities. In addition, there may be less publicly available information about a foreign issuer than about a domestic issuer, and foreign issuers may not be subject to the same accounting, auditing and financial recordkeeping standards and requirements as domestic issuers. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than securities of comparable U.S. issuers.

Foreign Currency Risk: Although the Fund will report its NAV and pay dividends in U.S. dollars, foreign securities often are purchased with and make any dividend and interest payments in foreign currencies. Therefore, the Fund’s investments in foreign securities will be subject to foreign currency risk, which means that the Fund’s NAV could decline solely as a result of changes in the exchange rates between foreign currencies and the U.S. dollar. Certain foreign countries may impose restrictions on the ability of issuers of foreign securities to make payment of principal, dividends and interest to investors located outside the country, due to blockage of foreign currency exchanges or otherwise. The Fund may, but is not required to, engage in various investments that are designed to hedge the Fund’s foreign currency risks, and such investments are subject to the risks described under “Derivatives and Hedging Transactions Risk” below.

Leverage Risk: The use of leverage is a speculative technique and there are special risks and costs associated with leverage. The NAV of the Fund’s shares may be reduced by the issuance and ongoing costs of leverage. So long as the Fund is able to invest in securities that produce an investment yield that is greater than the total cost of leverage, the leverage strategy will produce higher current net investment income for the shareholders. On the other hand, to the extent that the total cost of leverage exceeds the incremental income gained from employing such leverage, shareholders would realize lower net investment income. In addition to the impact on net income, the use of leverage will have an effect of magnifying capital appreciation or depreciation for shareholders. Specifically, in an up market, leverage will typically generate greater capital appreciation than if the Fund were not employing leverage. Conversely, in down markets, the use of leverage will generally result in greater capital depreciation than if the Fund had been unlevered. To the extent that the Fund is required or elects to reduce its leverage, the Fund may need to liquidate investments, including under adverse economic conditions which may result in capital losses potentially reducing returns to shareholders. The use of leverage also results in the investment advisory fees payable to the investment advisor being higher than if the Fund did not use leverage and can increase operating costs, which may reduce total return. There can be no assurance that a leveraging strategy will be successful during any period in which it is employed.

Derivatives and Hedging Transactions Risk: The Fund’s use of derivatives, including for the purpose of hedging interest rate or foreign currency risks, presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. Among the risks presented are counterparty risk, financial leverage risk, liquidity risk, OTC trading risk and tracking risk. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivatives.

COHEN & STEERS LIMITED DURATION PREFERRED AND INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

Geopolitical Risk: Occurrence of global events similar to those in recent years, such as war, terrorist attacks, natural or environmental disasters, country instability, infectious disease epidemics, such as that caused by the COVID-19 virus, market instability, debt crises and downgrades, embargoes, tariffs, sanctions and other trade barriers and other governmental trade or market control programs, the potential exit of a country from its respective union and related geopolitical events, may result in market volatility and may have long-lasting impacts on both the U.S. and global financial markets. Additionally, those events, as well as other changes in foreign and domestic political and economic conditions, could adversely affect individual issuers or related groups of issuers, securities markets, interest rates, secondary trading, credit ratings, inflation, investor sentiment and other factors affecting the value of the Fund’s investments.

An outbreak of respiratory disease caused by a novel coronavirus designated as COVID-19 has resulted in, among other things, extreme volatility in the financial markets and severe losses, reduced liquidity of many instruments, significant travel restrictions, significant disruptions to business operations, supply chains and customer activity, lower consumer demand for goods and services, service and event cancellations, reductions and other changes, strained healthcare systems, as well as general concern and uncertainty. The impact of the COVID-19 outbreak has negatively affected the global economy, the economies of individual countries, and the financial performance of individual issuers, sectors, industries, asset classes, and markets in significant and unforeseen ways. Pandemics may also exacerbate other pre-existing political, social, economic, market and financial risks. The effects of the outbreak in developing or emerging market countries may be greater due to less established health care systems and supply chains. The COVID-19 pandemic and its effects may be short term or, particularly in the event of a “second wave” of infections, may result in a sustained economic downturn or a global recession, ongoing market volatility and/or decreased liquidity in the financial markets, exchange trading suspensions and closures, higher default rates, domestic and foreign political and social instability and damage to diplomatic and international trade relations. There are numerous potential vaccines in development, but the scalability and effectiveness of such vaccines are unknown. Even if an effective vaccine were to become readily available, the political, social, economic, market and financial risks of COVID-19 could persist for years to come. The foregoing could impair the Fund’s ability to maintain operational standards (such as with respect to satisfying redemption requests), disrupt the operations of the Fund’s service providers, adversely affect the value and liquidity of the Fund’s investments, and negatively impact the Fund’s performance and your investment in the Fund.

On January 31, 2020, the United Kingdom (UK) withdrew from the European Union (EU) (referred to as Brexit), commencing a transition period. During this period, the UK will no longer be considered a member state of the EU, but will remain subject to EU law, regulations and maintain access to the EU single market while the UK and EU negotiate and agree on the nature of their future relationship. The transition period is expected to end December 31, 2020, subject to extension. Brexit has resulted in volatility in European and global markets and could have negative long-term impacts on financial markets in the UK and throughout Europe. There is considerable uncertainty about the potential consequences of Brexit, how negotiations of trade agreements will proceed, and how the financial markets will react. As this process unfolds, markets may be further disrupted. Given the size and importance of the UK’s economy, uncertainty about its legal, political and economic relationship with the

COHEN & STEERS LIMITED DURATION PREFERRED AND INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

remaining member states of the EU may continue to be a source of instability. In addition, if the UK and the EU are unable to agree on trade and/or other agreements by the end of the transition period, or a related extension, the economic impact resulting from Brexit may be more negative.

Growing tensions, including trade disputes, between the United States and other nations, or among foreign powers, and possible diplomatic, trade or other sanctions could adversely impact the global economy, financial markets and the Fund. The strengthening or weakening of the U.S. dollar relative to other currencies may, among other things, adversely affect the Fund’s investments denominated in non-U.S. dollar currencies. It is difficult to predict when similar events affecting the U.S. or global financial markets may occur, the effects that such events may have, and the duration of those effects.

Regulatory Risk: The U.S. government has proposed and adopted multiple regulations that could have a long-lasting impact on the Fund and on the mutual fund industry in general. The SEC’s final rules and amendments to modernize reporting and disclosure, along with other potential upcoming regulations, could, among other things, restrict the Fund’s ability to engage in transactions, and/or increase overall expenses of the Fund. In addition, the SEC, Congress, various exchanges and regulatory and self-regulatory authorities, both domestic and foreign, have undertaken reviews of the use of derivatives by registered investment companies, which could affect the nature and extent of instruments used by the Fund. While the full extent of all of these regulations is still unclear, these regulations and actions may adversely affect both the Fund and the instruments in which the Fund invests as well as its ability to execute its investment strategy. Similarly, regulatory developments in other countries may have an unpredictable and adverse impact on the Fund.

The SEC has proposed a new rule that would replace present SEC and SEC staff regulatory guidance related to limits on a registered investment company’s use of derivative instruments and certain other transactions, such as short sales and reverse repurchase agreements. There is no assurance that the rule will be adopted. The proposed rule would, among other things, limit the ability of the Fund to enter into derivative transactions and certain other transactions, which may substantially curtail the Fund’s ability to use derivative instruments and inhibit the investment advisor’s ability to establish what it views as the optimal level of leverage for the Fund, especially when the Fund has issued preferred shares or has borrowings, reverse repurchase agreements or similar transactions outstanding.

LIBOR Risk: Many financial instruments are tied to the London Interbank Offered Rate, or “LIBOR,” to determine payment obligations, financing terms, hedging strategies, or investment value. LIBOR is the offered rate for short-term Eurodollar deposits between major international banks. In 2017 the head of the UK Financial Conduct Authority announced a desire to phase out the use of LIBOR by the end of 2021. Alternatives to LIBOR are in development in many major financial markets. For example, the U.S. Federal Reserve has begun publishing a Secured Overnight Financing Rate (SOFR), a broad measure of secured overnight U.S. Treasury repo rates, as a possible replacement for U.S. dollar LIBOR. Bank working groups and regulators in other countries have suggested other alternatives for their markets, including the Sterling Overnight Interbank Average Rate (SONIA) in England. Other countries are introducing their own local-currency-denominated alternative reference rates for short-term lending and global consensus on alternative rates is lacking. It is likely that panel banks will cease reporting LIBOR

COHEN & STEERS LIMITED DURATION PREFERRED AND INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

as soon as they are able to, effectively phasing it out as of 2022; however, the LIBOR transition might be extended. The official sector appears resistant to adjusting deadlines but there may be more pressing demands on regulators and companies stemming from COVID-19. There remains uncertainty and risk regarding the willingness and ability of issuers and lenders to include enhanced provisions in new and existing contracts or instruments, the suitability of the proposed replacement rates, and the process for amending existing contracts and instruments remains unclear. As such, the transition away from LIBOR may lead to increased volatility and illiquidity in markets that are tied to LIBOR, reduced values of, inaccurate valuations of, and miscalculations of payment amounts for LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and reduced effectiveness of hedging strategies, adversely affecting the Fund’s performance or NAV. In addition, any alternative reference rate may be an ineffective substitute resulting in prolonged adverse market conditions for the Fund. Since the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021 and could extend into 2022 or beyond.

Note 9. Other

In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on claims that may be made against the Fund in the future and, therefore, cannot be estimated; however, based on experience, the risk of material loss from such claims is considered remote.

Note 10. Subsequent Events

Management has evaluated events and transactions occurring after June 30, 2020 through the date that the financial statements were issued, and has determined that no additional disclosure in the financial statements is required.

COHEN & STEERS LIMITED DURATION PREFERRED AND INCOME FUND, INC.

PROXY RESULTS (Unaudited)

Cohen & Steers Limited Duration Preferred and Income Fund, Inc. shareholders voted on the following proposals at the annual meeting held on May 14, 2020. The description of each proposal and number of shares voted are as follows:

Common Shares	Shares Voted For	Authority Withheld
To elect Directors:

Michael G. Clark	24,612,868	419,115
Dean A. Junkans	24,635,752	396,231

COHEN & STEERS LIMITED DURATION PREFERRED AND INCOME FUND, INC.

AVERAGE ANNUAL TOTAL RETURNS

(Periods ended June 30, 2020) (Unaudited)

Based on Net Asset Value			Based on Market Value
One Year	Five Years	Since Inception (7/27/12)	One Year	Five Years	Since Inception (7/27/12)
–1.15%	5.78%	7.67%	–2.40%	7.54%	6.70%

The performance data quoted represent past performance. Past performance is no guarantee of future results. The investment return will vary and the principal value of an investment will fluctuate and shares, if sold, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance results reflect the effect of leverage from utilization of borrowings under a revolving credit agreement. Current total returns of the Fund can be obtained by visiting our website at cohenandsteers.com. The Fund’s returns assume the reinvestment of all dividends and distributions at prices obtained under the Fund’s dividend reinvestment plan.

REINVESTMENT PLAN

We urge shareholders who want to take advantage of this plan and whose shares are held in Street Name’ to consult your broker as soon as possible to determine if you must change registration into your own name to participate.

OTHER INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 866-227-0757, (ii) on our website at cohenandsteers.com or (iii) on the SEC’s website at http://www.sec.gov. In addition, the Fund’s proxy voting record for the most recent 12-month period ended June 30 is available by August 31 of each year (i) without charge, upon request, by calling 866-227-0757 or (ii) on the SEC’s website at http://www.sec.gov.

Disclosures of the Fund’s complete holdings are required to be made monthly on Form N-PORT, with every third month made available to the public by the SEC 60 days after the end of the Fund’s fiscal quarter. Previously, the Fund filed its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which has now been rescinded. Both the Fund’s Form N-Q and Form N-PORT are available (i) without charge, upon request, by calling 866-227-0757 or (ii) on the SEC’s website at http://www.sec.gov.

Please note that distributions paid by the Fund to shareholders are subject to recharacterization for tax purposes and are taxable up to the amount of the Fund’s investment company taxable income and net realized gains. Distributions in excess of the Fund’s net investment company taxable income and net realized gains are a return of capital distributed from the Fund’s assets. To the extent this occurs, the Fund’s shareholders of record will be notified of the estimated amount of capital returned to shareholders for each such distribution and this information will also be available at cohenandsteers.com. The final tax treatment of all distributions is reported to shareholders on their 1099-DIV forms, which are mailed after the close of each calendar year. Distributions of capital decrease the Fund’s total assets and, therefore, could have the effect of increasing the Fund’s expense ratio. In addition, in order to make these distributions, the Fund may have to sell portfolio securities at a less than opportune time.

COHEN & STEERS LIMITED DURATION PREFERRED AND INCOME FUND, INC.

Notice is hereby given in accordance with Rule 23c-1 under the 1940 Act that the Fund may purchase, from time to time, shares of its common stock in the open market.

APPROVAL OF INVESTMENT ADVISORY AGREEMENT

The Board of Directors of the Fund, including a majority of the directors who are not parties to the Fund’s investment advisory agreement (the Advisory Agreement), or interested persons of any such party (the Independent Directors), has the responsibility under the Investment Company Act of 1940 to approve the Fund’s Advisory Agreement for its initial two year term and its continuation annually thereafter at a meeting of the Board of Directors called for the purpose of voting on the approval or continuation. The Advisory Agreement was discussed at a meeting of the Independent Directors, in their capacity as the Contract Review Committee, held on June 2, 2020 and at meetings of the full Board of Directors held on March 17, 2020 and June 9, 2020. The Independent Directors, in their capacity as the Contract Review Committee, also discussed the Advisory Agreement in executive session on June 8, 2020. At the meeting of the full Board of Directors on June 9, 2020, the Advisory Agreement was discussed and was unanimously continued for a term ending June 30, 2021 by the Fund’s Board of Directors, including the Independent Directors. The Independent Directors were represented by independent counsel who assisted them in their deliberations during the meetings and executive sessions.

In considering whether to continue the Advisory Agreement, the Board of Directors reviewed materials provided by an independent data provider, which included, among other items, fee, expense and performance information compared to peer funds (the Peer Funds and, collectively with the Fund, the Peer Group) and performance comparisons to a larger category universe; summary information prepared by the Fund’s investment advisor (the Investment Advisor); and a memorandum from Fund counsel outlining the legal duties of the Board of Directors. The Board of Directors also spoke directly with representatives of the independent data provider and met with investment advisory personnel. In addition, the Board of Directors considered information provided from time to time by the Investment Advisor throughout the year at meetings of the Board of Directors, including presentations by portfolio managers relating to the investment performance of the Fund and the investment strategies used in pursuing the Fund’s objective. The Board of Directors also considered information provided in response to a request for information submitted by counsel to the Independent Directors, as well as information provided in response to a supplemental request. Additionally, the Independent Directors noted that in connection with their considerations, that they had received information from the Investment Advisor about, and discussed with the Investment Advisor, the operations of its business continuity plan and related matters and the operations of third party service providers during the COVID-19 pandemic. In particular, the Board of Directors considered the following:

(i) The nature, extent and quality of services to be provided by the Investment Advisor: The Board of Directors reviewed the services that the Investment Advisor provides to the Fund, including, but not limited to, making the day-to-day investment decisions for the Fund, placing orders for the investment and reinvestment of the Fund’s assets, furnishing information to the Board of Directors of the Fund regarding the Fund’s portfolio, providing individuals to serve as Fund officers, managing the Fund’s debt leverage level, and generally managing the Fund’s investments in accordance with the stated policies of the Fund. The Board of Directors also discussed with officers and portfolio managers of the Fund the types of transactions conducted on behalf of the Fund. Additionally, the Board of Directors took into account the services provided by the Investment Advisor to its other funds and accounts,

COHEN & STEERS LIMITED DURATION PREFERRED AND INCOME FUND, INC.

including those that have investment objectives and strategies similar to those of the Fund. The Board of Directors also considered the education, background and experience of the Investment Advisor’s personnel, particularly noting the potential benefit that the portfolio managers’ work experience and favorable reputation can have on the Fund. The Board of Directors further noted the Investment Advisor’s ability to attract qualified and experienced personnel. The Board of Directors also considered the administrative services provided by the Investment Advisor, including compliance and accounting services. After consideration of the above factors, among others, the Board of Directors concluded that the nature, extent and quality of services provided by the Investment Advisor are satisfactory and appropriate.

(ii) Investment performance of the Fund and the Investment Advisor: The Board of Directors considered the investment performance of the Fund compared to Peer Funds and compared to a relevant linked blended benchmark. The Board of Directors noted that the Fund outperformed the Peer Group median for the one-, three- and five-year periods ended March 31, 2020, ranking the Fund in the first, first and second quintiles, respectively. The Fund underperformed the linked blended benchmark for the one-, three- and five-year periods ended March 31, 2020. The Board of Directors engaged in discussions with the Investment Advisor regarding the contributors to and detractors from the Fund’s performance during the period, the relevant implications of the continuing COVID-19 pandemic, as well as the impact of leverage on the Fund’s performance. The Board of Directors also considered supplemental information provided by the Investment Advisor, including a narrative summary of various factors affecting performance and the Investment Advisor’s performance in managing other funds and products investing in preferred securities. The Board of Directors determined that Fund performance, in light of all the considerations noted above, supported the continuation of the Advisory Agreement.

(iii) Cost of the services to be provided and profits to be realized by the Investment Advisor from the relationship with the Fund: The Board of Directors considered the contractual and actual management fees paid by the Fund as well as the Fund’s total expense ratio. As part of its analysis, the Board of Directors gave consideration to the fee and expense analyses provided by the independent data provider. The Board of Directors noted that the actual management fees at managed and common asset levels are lower than the Peer Group medians, ranking the Fund in the first and second quintiles, respectively. The Board of Directors considered that the Fund’s total expense ratios including investment-related expenses at managed and common asset levels were lower than the Peer Group medians, ranking in the second quintile for each. The Board of Directors also noted that the Fund’s total expense ratios excluding investment-related expenses at managed and common asset levels were lower than the Peer Group medians, ranking in the first quintile for each. The Board of Directors considered the impact of leverage levels on the Fund’s fees and expenses at managed and common asset levels. In light of the considerations above, the Board of Directors concluded that the Fund’s current expense structure was satisfactory.

The Board of Directors also reviewed information regarding the profitability to the Investment Advisor of its relationship with the Fund. The Board of Directors considered the level of the Investment Advisor’s profits and whether the profits were reasonable for the Investment Advisor. The Board of Directors took into consideration other benefits to be derived by the Investment Advisor in connection with the Advisory Agreement, noting particularly the research and related services, within the meaning of Section 28(e) of the Securities Exchange Act of 1934, that the Investment Advisor receives by allocating the Fund’s brokerage transactions. The Board of Directors further considered that the

COHEN & STEERS LIMITED DURATION PREFERRED AND INCOME FUND, INC.

Investment Advisor continues to reinvest profits back in the business, including upgrading and/or implementing new trading, compliance and accounting systems, and by adding investment personnel to the portfolio management teams. The Board of Directors also considered the administrative services provided by the Investment Advisor and the associated administration fee paid to the Investment Advisor for such services under the Administration Agreement. The Board of Directors determined that the services received under the Administration Agreement are beneficial to the Fund. The Board of Directors concluded that the profits realized by the Investment Advisor from its relationship with the Fund were reasonable and consistent with the Investment Advisor’s fiduciary duties.

(iv) The extent to which economies of scale would be realized as the Fund grows and whether fee levels would reflect such economies of scale: The Board of Directors noted that, as a closed-end fund, the Fund would not be expected to have inflows of capital that might produce increasing economies of scale. The Board of Directors determined that, given the Fund’s closed-end structure, there were no significant economies of scale that were not already being shared with shareholders. In considering economies of scale, the Board of Directors also noted, as discussed above in (iii), that the Investment Advisor continues to reinvest profits back in the business.

(v) Comparison of services to be rendered and fees to be paid to those under other investment advisory contracts, such as contracts of the same and other investment advisors or other clients: As discussed above in (iii), the Board of Directors compared the fees paid under the Advisory Agreement to those under other investment advisory contracts of other investment advisors managing Peer Funds. The Board of Directors also compared the services rendered and fees paid under the Advisory Agreement to fees paid, including the ranges of such fees, under the Investment Advisor’s other fund advisory agreements and advisory contracts with institutional and other clients with similar investment mandates, noting that the Investment Advisor provides more services to the Fund than it does for institutional or subadvised accounts. The Board of Directors also considered the entrepreneurial risk and financial exposure assumed by the Investment Advisor in developing and managing the Fund that the Investment Advisor does not have with institutional and other clients and other differences in the management of registered investment companies and institutional accounts. The Board of Directors determined that on a comparative basis the fees under the Advisory Agreement were reasonable in relation to the services provided.

No single factor was cited as determinative to the decision of the Board of Directors, and each Director may have assigned different weights to the various factors. Rather, after weighing all of the considerations and conclusions discussed above, the Board of Directors, including the Independent Directors, unanimously approved the continuation of the Advisory Agreement.

COHEN & STEERS LIMITED DURATION PREFERRED AND INCOME FUND, INC.

Cohen & Steers Privacy Policy

Facts	What Does Cohen & Steers Do With Your Personal Information?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number and account balances

• Transaction history and account transactions

• Purchase history and wire transfer instructions

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Cohen & Steers chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Cohen & Steers share?	Can you limit this sharing?

For our everyday business purposes— such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or reports to credit bureaus	Yes	No

For our marketing purposes— to offer our products and services to you	Yes	No

For joint marketing with other financial companies—	No	We don’t share

For our affiliates’ everyday business purposes— information about your transactions and experiences	No	We don’t share

For our affiliates’ everyday business purposes— information about your creditworthiness	No	We don’t share

For our affiliates to market to you—	No	We don’t share

For non-affiliates to market to you—	No	We don’t share

Questions? Call 800.330.7348

COHEN & STEERS LIMITED DURATION PREFERRED AND INCOME FUND, INC.

Cohen & Steers Privacy Policy—(Continued)

Who we are

Who is providing this notice?	Cohen & Steers Capital Management, Inc., Cohen & Steers Asia Limited, Cohen & Steers Japan, LLC, Cohen & Steers UK Limited, Cohen & Steers Securities, LLC, Cohen & Steers Private Funds and Cohen & Steers Open and Closed-End Funds (collectively, Cohen & Steers).

What we do

How does Cohen & Steers protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We restrict access to your information to those employees who need it to perform their jobs, and also require companies that provide services on our behalf to protect your information.

How does Cohen & Steers collect my personal information?

We collect your personal information, for example, when you:

• Open an account or buy securities from us

• Provide account information or give us your contact information

• Make deposits or withdrawals from your account

We also collect your personal information from other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

• sharing for affiliates’ everyday business purposes—information about your creditworthiness

• affiliates from using your information to market to you

• sharing for non-affiliates to market to you

State law and individual companies may give you additional rights to limit sharing.

Definitions

Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. • Cohen & Steers does not share with affiliates.

Non-affiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • Cohen & Steers does not share with non-affiliates.

Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. • Cohen & Steers does not jointly market.

COHEN & STEERS LIMITED DURATION PREFERRED AND INCOME FUND, INC.

Cohen & Steers Open-End Mutual Funds

COHEN & STEERS REALTY SHARES

•	Designed for investors seeking total return, investing primarily in U.S. real estate securities

•	Symbols: CSJAX, CSJCX, CSJIX, CSRSX, CSJRX, CSJZX

COHEN & STEERS REAL ESTATE SECURITIES FUND

•	Designed for investors seeking total return, investing primarily in U.S. real estate securities

•	Symbols: CSEIX, CSCIX, CREFX, CSDIX, CIRRX, CSZIX

COHEN & STEERS INSTITUTIONAL REALTY SHARES

•	Designed for institutional investors seeking total return, investing primarily in U.S. real estate securities

•	Symbol: CSRIX

COHEN & STEERS GLOBAL REALTY SHARES

•	Designed for investors seeking total return, investing primarily in global real estate equity securities

•	Symbols: CSFAX, CSFCX, CSSPX, GRSRX, CSFZX

COHEN & STEERS INTERNATIONAL REALTY FUND

•	Designed for investors seeking total return, investing primarily in international (non-U.S.) real estate securities

•	Symbols: IRFAX, IRFCX, IRFIX, IRFRX, IRFZX

COHEN & STEERS REAL ASSETS FUND

•	Designed for investors seeking total return and the maximization of real returns during inflationary environments by investing primarily in real assets

•	Symbols: RAPAX, RAPCX, RAPIX, RAPRX, RAPZX

COHEN & STEERS PREFERRED SECURITIES

AND INCOME FUND

•	Designed for investors seeking total return (high current income and capital appreciation), investing primarily in preferred and debt securities issued by U.S. and non-U.S. companies

•	Symbols: CPXAX, CPXCX, CPXFX, CPXIX, CPRRX, CPXZX

COHEN & STEERS LOW DURATION PREFERRED

AND INCOME FUND

•	Designed for investors seeking high current income and capital preservation by investing in low-duration preferred and other income securities issued by U.S. and non-U.S. companies

•	Symbols: LPXAX, LPXCX, LPXFX, LPXIX, LPXRX, LPXZX

COHEN & STEERS MLP & ENERGY OPPORTUNITY FUND

•	Designed for investors seeking total return, investing primarily in midstream energy master limited partnership (MLP) units and related stocks

•	Symbols: MLOAX, MLOCX, MLOIX, MLORX, MLOZX

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND

•	Designed for investors seeking total return, investing primarily in global infrastructure securities

•	Symbols: CSUAX, CSUCX, CSUIX, CSURX, CSUZX

COHEN & STEERS ALTERNATIVE INCOME FUND

(FORMERLY COHEN & STEERS DIVIDEND VALUE FUND)

•	Designed for investors seeking high current income and capital appreciation, investing in equity, preferred and debt securities, focused on real assets and alternative income strategies

•	Symbols: DVFAX, DVFCX, DVFIX, DVFRX, DVFZX

Distributed by Cohen & Steers Securities, LLC.

Please consider the investment objectives, risks, charges and expenses of any Cohen & Steers U.S. registered open-end fund carefully before investing. A summary prospectus and prospectus containing this and other information can be obtained by calling 800-330-7348 or by visiting cohenandsteers.com. Please read the summary prospectus and prospectus carefully before investing.

COHEN & STEERS LIMITED DURATION PREFERRED AND INCOME FUND, INC.

OFFICERS AND DIRECTORS

Robert H. Steers

Director and Chairman

Joseph M. Harvey

Director and Vice President

Michael G. Clark

Director

George Grossman

Director

Dean A. Junkans

Director

Gerald J. Maginnis

Director

Jane F. Magpiong

Director

Daphne L. Richards

Director

C. Edward Ward, Jr.

Director

Adam M. Derechin

President and Chief Executive Officer

James Giallanza

Chief Financial Officer

Dana A. DeVivo

Secretary and Chief Legal Officer

Albert Laskaj

Treasurer

Stephen Murphy

Chief Compliance Officer and Vice President

William F. Scapell

Vice President

Elaine Zaharis-Nikas

Vice President

KEY INFORMATION

Investment Advisor and Administrator

Cohen & Steers Capital Management, Inc.

280 Park Avenue

New York, NY 10017

(212) 832-3232

Co-administrator and Custodian

State Street Bank and Trust Company

One Lincoln Street

Boston, MA 02111

Transfer Agent

Computershare

150 Royall Street

Canton, MA 02021

(866) 227-0757

Legal Counsel

Ropes & Gray LLP

1211 Avenue of the Americas

New York, NY 10036

New York Stock Exchange Symbol:    LDP

Website: cohenandsteers.com

This report is for shareholder information. This is not a prospectus intended for use in the purchase or sale of Fund shares. Performance data quoted represent past performance. Past performance is no guarantee of future results and your investment may be worth more or less at the time you sell your shares.

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Cohen & Steers

Limited Duration

Preferred and

Income Fund (LDP)

Semiannual Report June 30, 2020

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website at www.cohenandsteers.com, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a Fund electronically anytime by contacting your financial intermediary or, if you are a direct investor, by signing up at www.cohenandsteers.com.

You may elect to receive all future reports in paper, free of charge, at anytime. If you invest through a financial intermediary, you can contact your financial intermediary or, if you are a direct investor, you can call (866) 227-0757 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all Funds held in your account if you invest through your financial intermediary or all Funds held within the fund complex if you invest directly with the Fund.

LDPSAR

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Included in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)	Not applicable.

(b) The registrant has not had any change in the portfolio managers identified in response to paragraph (a)(1) of this item in the registrant’s most recent annual report on Form N-CSR.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None.

Item 10. Submission of Matters to a Vote of Security Holders.

None.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b)

There were no changes in the registrant’s internal control over financial reporting that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a)	The Fund did not engage in any securities lending activity during the fiscal year ended December 31, 2019.

(b)	The Fund did not engage in any securities lending activity and did not engage a securities lending agent during the fiscal year ended December 31, 2019.

Item 13. Exhibits.

(a)(1) Not Applicable.

(a)(2) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not applicable.

(b) Certifications of principal executive officer and principal financial officer as required by Rule 30a- 2(b) under the Investment Company Act of 1940.

(c) Registrant’s notices to shareholders pursuant to Registrant’s exemptive order granting an exemption from Section 19(b) of the 1940 Act and Rule 19b-1 thereunder regarding distributions pursuant to the Registrant’s Managed Distribution Plan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

COHEN & STEERS LIMITED DURATION PREFERRED AND INCOME FUND, INC.

By:	/s/ Adam M. Derechin
Name: Adam M. Derechin Title: Principal Executive Officer (President and Chief Executive Officer)

Date:	September 3, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Adam M. Derechin
Name: Adam M. Derechin Title: Principal Executive Officer (President and Chief Executive Officer)

By:	/s/ James Giallanza
Name: James Giallanza Title: Principal Financial Officer (Chief Financial Officer)

Date: September 3, 2020